UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05542

Name of Fund: BlackRock	Income Trust, Inc. (BKT)

Fund Address: 100 Bellevue	Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock 2022 Global Income Opportunity Trust (BGIO)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) and BlackRock Income Trust, Inc.’s (BKT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2020

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGIO	$0.516263	$—	$—	$0.083737		$0.600000	86%	—%	—%	14%	100%
BKT	0.338753	—	—	0.074047		0.412800	82	—	—	18	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Managed Distribution Plan

BKT, with the approval of BKT’s Board of Trustees (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT currently distributes a fixed amount of $.0344 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. BKT is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, BKT will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Investment Objective

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trust”) investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value of the Trust’s common shares of beneficial interest, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust will terminate on or about February 28, 2022.

No assurance can be given that the Trust’s investment objective will be achieved. Risks relating to the Trust’s investment objective are described in further detail in the Notes to Financial Statements.

Trust Information

Symbol on New York Stock Exchange	BGIO
Initial Offering Date	February 27, 2017
Termination Date (on or about)	February 28, 2022
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($9.04)(a)	6.64%
Current Monthly Distribution per Common Share(b)	$ 0.0500
Current Annualized Distribution per Common Share(b)	$ 0.6000
Leverage as of December 31, 2020(c)	14%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$9.04	$9.86	(8.32)%	$9.95	$5.66
Net Asset Value	9.19	9.75	(5.74)	9.91	6.99

Market Price and Net Asset Value History Since Inception

The Trust commenced operations on February 27, 2017.

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Trust Summary as of December 31, 2020 (continued)	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns

	1 Year	3 Years	Since Inception	(a)
Trust at NAV(b)(c)	1.07%	4.01%	4.92%
Trust at Market Price(b)(c)	(1.69)	4.11	4.06

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index(d)	0.54	1.52	1.38

(a)	The Trust commenced operations on February 27, 2017.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An unmanaged index that tracks the market for treasury bills used by the U.S. government that have a maturity of more than 1 month and less than 3 months, are rated investment grade and have a minimum $300 million par amount outstanding.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The Trust’s investment objective is, in part, to earn a total return that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”) by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust’s investment policies do not contemplate any meaningful amount of investment in securities that comprise the Index under normal market conditions; rather, the Trust uses the Index as a proxy for a risk-free rate of return that its investment objective seeks to exceed. Because the achievement of the Trust’s investment objective is measured on an annualized basis over the life of the Trust, the Trust’s performance may be more or less than the spread over the Index contained in the Trust’s investment objective during individual annual periods or for any period of time shorter than the life of the Trust. The Board considers certain factors to evaluate the Trust’s performance, such as the performance of the Trust relative to its investment objective and/or other information provided by BlackRock Advisors, LLC (the “Manager”).

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Over the period, exposure to higher quality non-agency residential mortgage-backed securities (“RMBS”) contributed positively to performance. Allocations to European corporate credit, emerging market debt and U.S. high yield corporate debt also added to the Trust’s return for the period.

The extreme market volatility and drying up of liquidity seen in March 2020 negatively impacted the Trust’s holdings of securitized assets, namely commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

Describe recent portfolio activity.

Heading into March, the investment adviser began trimming the Trust’s emerging market exposure on concerns around the impact of COVID-19. As the year progressed, the investment adviser added opportunistically in U.S. high yield corporate and emerging market corporate debt, where valuations and fundamentals appeared attractive. Within securitized assets, the investment adviser remained patient as the Trust continued to recover from the March selloff. The investment adviser also slightly reduced portfolio duration (and corresponding interest rate sensitivity), given diminished hedging benefit from domestic rates exposure and as the outlook for increased issuance warranted caution on longer-dated Treasury bonds.

The Trust used derivatives primarily in the form of Treasury futures during the period to manage duration and yield curve exposure. The Trust’s use of derivatives had a negative impact on Trust performance.

Describe portfolio positioning at period end.

At the end of the period, the Trust continued to maintain diversified exposure across fixed income sectors, including emerging market securities, CMBS, RMBS, CLOs and high yield corporate bonds. As of December 31, 2020, the Trust’s portfolio had an effective duration of 2.6 years, with all-in yields around 9%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2020 (continued)	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/20		12/31/19

Corporate Bonds	53%		49%
Asset-Backed Securities	14		15
Non-Agency Mortgage-Backed Securities	13		15
Floating Rate Loan Interests	10		10
Foreign Agency Obligations	5		6
Preferred Securities	4		4
U.S. Government Sponsored Agency Securities	1		1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)(d)	12/31/20		12/31/19

AAA/Aaa(e)	—		—	(b)
AA/Aa	1%		1%
A	3		3
BBB/Baa	21		19
BB/Ba	30		28
B	20		25
CCC/Caa	6		3
CC	2		3
D	—	(b)	—
N/R	17		18

(a)	Excludes short-term securities, options purchased and options written.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of December 31, 2020	BlackRock Income Trust, Inc. (BKT)

Investment Objective

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings or Aaa by Moody’s Investors Service, Inc. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($6.07)(a)	6.80%
Current Monthly Distribution per Common Share(b)	$ 0.0344
Current Annualized Distribution per Common Share(b)	$ 0.4128
Leverage as of December 31, 2020(c)	28%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$6.07	$6.05	0.33%	$6.25	$5.38
Net Asset Value	6.18	6.30	(1.90)	6.57	6.07

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2020 (continued)	BlackRock Income Trust, Inc. (BKT)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns

	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	4.92%	4.68%	3.72%
Trust at Market Price(a)(b)	7.31	6.26	5.10
FTSE Mortgage Index(c)	4.03	3.88	3.13

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	This unmanaged index (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

BKT is presenting the Reference Benchmark to accompany Trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Over the 12-month period, the Trust’s return benefited from its sector allocation to agency collateralized mortgage obligations (“CMOs”), as well as its positioning in interest-only agency mortgage-backed security (“MBS”) derivatives. After experiencing a sharp widening in risk premia during the acute volatility of March, these sectors profited from a substantial recovery in valuations over the latter half of the year and served as an effective source of income. The portfolio’s allocation to conventional pass-through agency MBS also contributed to Trust performance. More specifically, the Trust’s selection of call-protected specified pools outperformed generic MBS collateral into the move lower in primary mortgage rates and increase in prepayment risk.

The largest detractor from the Trust’s return was its positioning on the MBS coupon stack, where its relative overweight to higher coupon MBS lagged the performance of lower coupons, driven by increased prepayment risk as well as the focus of the Federal Reserve’s MBS purchase program toward the lower portion of the coupon stack.

The Trust held derivatives during the period as a part of its investment strategy. Derivatives are utilized by the Trust in order to manage risk and/or take outright views on interest rates in the portfolio. In particular, the portfolio employed Treasury futures and interest rate swaps to manage duration and yield curve bias. The Trust’s interest rate derivatives positions detracted from performance during the period.

Describe recent portfolio activity.

The Trust increased exposure to agency CMOs and agency MBS derivatives during the period, versus a reduced allocation to Agency MBS pass-throughs and agency commercial mortgage-backed securities (“CMBS”).

Describe portfolio positioning at period end.

Within its allocation to agency MBS pass-throughs, the Trust holds an overweight in higher coupon MBS relative to an underweight in lower coupons, motivated by attractive relative valuation, higher income, and an outlook for prepayment speed fatigue on the higher coupon borrower set. The Trust also continues to maintain an overweight in well-structured agency CMOs and agency MBS interest-only derivatives, with a focus on structures collateralized by call protected and seasoned collateral that demonstrates more favorable prepayment characteristics. The Trust is positioned marginally long convexity (i.e., the rate at which duration changes in response to interest rate movements) relative to the benchmark, primarily through its allocation to agency CMOs and call-protected specified pools.

The Trust held only marginal positions in other securitized assets such as legacy (pre-financial crisis) non-agency residential MBS and CMBS, preferring to isolate prepayment and structural characteristics in higher quality agency-backed assets rather than seek credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of December 31, 2020 (continued)	BlackRock Income Trust, Inc. (BKT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/20		12/31/19

U.S. Government Sponsored Agency Securities	97%		97%
Non-Agency Mortgage-Backed Securities	3		3
Asset-Backed Securities	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/20		12/31/19

AAA/Aaa(d)	98%		100%
AA/Aa	2		—
BBB/Baa	—		—	(b)
CCC/Caa	—	(b)	—
N/R	—	(b)	—

(a)	Excludes short-term securities, borrowed bonds and TBA sales commitments.

(b)	Rounds to less than 1% of total investments.

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

T R U S T S U M M A R Y	11

Schedule of Investments December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities

United States — 15.7%
Ajax Mortgage Loan Trust, Series 2017-D, Class A, 3.75%, 12/25/57(a)	USD	150	$151,493
ALM VII R-2 Ltd., Series 2013-7R2A, Class CR2, (3 mo. LIBOR US + 3.00%), 3.24%, 10/15/27(a)(b)		500	484,728
Anchorage Capital CLO Ltd., Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.82%, 01/28/31(a)(b)		1,000	946,516
Apidos CLO XVIII, Series 2018-18A, Class E, (3 mo. LIBOR US + 5.70%), 5.92%, 10/22/30(a)(b)		1,000	910,297
Apidos CLO XXI, Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.20%), 5.42%, 07/18/27(a)(b)		500	470,733
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 6.39%, 10/15/30(a)(b)		250	235,541
CarVal CLO II Ltd.(a)(b)
Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.37%, 04/20/32		250	251,241
Series 2019-1A, Class E, (3 mo. LIBOR US + 6.75%), 6.97%, 04/20/32		250	245,347
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.66%, 07/20/32(a)(b)		300	293,692
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.83%, 06/09/30(a)(b)		950	944,173
Cedar Funding VI CLO Ltd., Series 2016-6A, Class DR, (3 mo. LIBOR US + 3.00%), 3.22%, 10/20/28(a)(b)		1,000	963,134
Conseco Finance Corp., Series 2001-D, Class B1, (1 mo. LIBOR + 2.50%), 2.66%, 11/15/32(b)		885	823,223
Conseco Finance Securitizations Corp., Series 2002-1, Class M2, 9.55%, 12/01/33(b)		2,500	2,551,834
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)		1,000	1,042,016
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36		473	485,630
Deutsche Financial Capital Securitization LLC, Series 1998-I, Class M, 6.80%, 04/15/28		574	590,551
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.24%, 10/15/32(a)(b)		550	547,643
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.14%), 0.29%, 12/25/36(b)		569	335,894
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.62%, 11/15/26(a)(b)		750	731,900
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 5.87%, 10/29/29(a)(b)		500	475,032
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33		1,634	1,452,316
Long Beach Mortgage Loan Trust(b)
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.15%), 0.30%, 06/25/36		1,000	608,461
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.31%, 08/25/36		1,573	845,491
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.39%, 08/25/36		1,573	860,766
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.31%, 10/25/36		1,427	637,438
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.47%, 01/20/29(a)(b)		550	544,500

Security	Par (000)		Value

United States (continued)
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 3.92%, 04/20/26(a)(b)	USD	1,000	$993,486
Madison Park Funding XXX Ltd., Series 2018-30X, Class E, 5.19%, 04/15/29(b)		250	208,006
Mariner CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.10%, 04/30/32(a)(b)		250	250,008
Merrill Lynch Mortgage Investors Trust, Series 2006- OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 0.41%, 08/25/37(b)		1,527	1,076,592
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(a)(b)		750	750,365
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 3.29%, 10/15/29(a)(b)		1,000	967,753
OCP CLO Ltd., Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 3.22%, 10/18/28(a)(b)		250	244,643
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 3.24%, 01/15/29(a)(b)		1,000	969,708
Palmer Square Loan Funding Ltd.(a)(b)
Series 2018-4A, Class C, (3 mo. LIBOR US + 2.55%), 2.77%, 11/15/26		1,800	1,653,852
Series 2019-2A, Class C, 3.47%, 04/20/27		1,100	1,093,396
Park Avenue Institutional Advisers CLO Ltd., Series 2016- 1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.06%, 08/23/31(a)(b)		500	439,997
Regatta VI Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.70%), 2.92%, 07/20/28(a)(b)		500	480,541
Rockford Tower CLO Ltd.(a)(b)
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.89%, 04/15/29		1,000	957,323
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.87%, 10/20/30		420	408,166
Series 2017-3A, Class SUB, 0.00%, 10/20/30		250	122,987
Series 2018-1A, Class SUB, 0.00%, 05/20/31		250	179,969
Series 2018-2A, Class SUB, 0.00%, 10/20/31		250	122,060
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.97%, 07/17/31(a)(b)		250	243,935
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 5.74%, 01/15/31(a)(b)		1,000	945,640
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 5.96%, 07/25/31(a)(b)		250	234,547
West CLO Ltd., Series 2013-1A, Class C, (3 mo. LIBOR US + 3.65%), 3.89%, 11/07/25(a)(b)		1,000	999,977
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 3.47%, 07/20/28(a)(b)		250	248,799

Total Asset-Backed Securities — 15.7% (Cost: $32,686,486)			32,021,340

	Shares

Common Stocks

United States — 0.7%
CA Resources Corp.		14,589	332,970
Caesars Entertainment, Inc.(c)		4,060	301,536
California Resources Corp.(c)		29,781	702,534

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Pioneer Energy Services Corp.(d)		1,580	$61,356
Service Properties Trust		3,000	34,470

Total Common Stocks — 0.7% (Cost: $1,418,900)			1,432,866

	Par (000)

Corporate Bonds

Argentina — 0.5%
Genneia SA, 8.75%, 01/20/22(a)	USD	347	314,198
Stoneway Capital Corp.(c)(e) 10.00%, 03/01/27(a)		955	376,195
10.00%, 03/01/27		338	133,308
YPF SA 8.75%, 04/04/24(a)		79	69,619
8.50%, 07/28/25		240	184,725

			1,078,045

Australia — 0.1%
FMG Resources August 2006 Pty Ltd.(a) 4.75%, 05/15/22		19	19,546
5.13%, 03/15/23		12	12,675
5.13%, 05/15/24		19	20,615
4.50%, 09/15/27		15	16,665
Santos Finance Ltd., 5.25%, 03/13/29		200	223,801

			293,302

Bermuda — 0.2%
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(a)		340	379,314

Brazil — 2.8%
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		349	389,244
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(a)		333	355,894
Gol Finance SA, 7.00%, 01/31/25(a)		1,000	896,562
Itau Unibanco Holding SA, 5.13%, 05/13/23(a)		276	294,544
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/30(a)		31	35,611
Minerva Luxembourg SA, 6.50%, 09/20/26(a)		557	583,980
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(f)		243	258,719
Petrobras Global Finance BV 5.30%, 01/27/25(g)		630	711,506
8.75%, 05/23/26(g)		659	854,023
6.00%, 01/27/28(g)		374	437,580
5.60%, 01/03/31		447	511,815
Suzano Austria GmbH, 3.75%, 01/15/31		125	132,500
Vale Overseas Ltd., 3.75%, 07/08/30		180	199,969

			5,661,947

British Virgin Islands — 0.1%
New Metro Global Ltd., 4.80%, 12/15/24		200	202,250

Canada — 1.4%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(a)		19	19,300
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27(a)		327	347,846

Security	Par (000)		Value

Canada (continued)
Hammerhead Resources, Inc., Series AI, (12.00% PIK), 9.00%, 07/10/22(d)(f)	USD	840	$801,797
Mattamy Group Corp., 5.25%, 12/15/27(a)		12	12,690
NOVA Chemicals Corp., 5.25%, 06/01/27(a)(g)		1,495	1,592,952

			2,774,585

Cayman Islands — 0.5%
Latam Finance Ltd., 6.88%, 04/11/24(a)(c)(e)		645	324,112
Sable International Finance Ltd., 5.75%, 09/07/27		318	338,670
Times China Holdings Ltd., 6.75%, 07/08/25		250	265,313

			928,095

Chile(a) — 0.3%
Kenbourne Invest SA, 6.88%, 11/26/24		332	359,909
VTR Comunicaciones SpA, 5.13%, 01/15/28		200	212,875

			572,784

China — 4.3%
21Vianet Group, Inc., 7.88%, 10/15/21		200	204,000
Central China Real Estate Ltd., 7.25%, 08/13/24		200	199,875
CFLD Cayman Investment Ltd. 8.63%, 02/28/21		200	196,375
8.60%, 04/08/24		200	172,500
China Aoyuan Group Ltd., 6.35%, 02/08/24		200	208,750
China Evergrande Group 11.50%, 01/22/23		200	190,063
4.25%, 02/14/23	HKD	2,000	253,298
China SCE Group Holdings Ltd. 7.45%, 04/17/21	USD	300	302,982
7.25%, 04/19/23		200	209,625
China Shuifa Singyes Energy Holdings Ltd., (2.00% Cash + 4.00% PIK), 6.00%, 12/19/22(f)		297	269,478
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25		200	214,750
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	221,750
Easy Tactic Ltd. 9.13%, 07/28/22		200	192,000
8.63%, 02/27/24		200	176,438
Excel Capital Global Ltd., (U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 9.34%), 7.00%(b)(h)		200	202,016
Fantasia Holdings Group Co. Ltd. 8.38%, 03/08/21		200	200,813
11.75%, 04/17/22		200	210,750
Fortune Star BVI Ltd., 6.85%, 07/02/24		300	318,375
Greenland Global Investment Ltd., (3 mo. LIBOR US + 4.85%), 5.10%, 09/26/21(b)		200	193,125
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	199,438
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	208,312
Hilong Holding Ltd., 8.25%, 09/26/22(c)(e)		200	155,000
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	197,875
Kaisa Group Holdings Ltd. 11.50%, 01/30/23		200	209,250
9.38%, 06/30/24		200	193,688
KWG Group Holdings Ltd., 7.40%, 03/05/24		200	213,562
Logan Group Co. Ltd., 6.50%, 07/16/23		200	207,750
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	208,750
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	34,000
Ronshine China Holdings Ltd. 8.75%, 10/25/22		200	206,875
8.95%, 01/22/23		200	208,687
Scenery Journey Ltd., 11.50%, 10/24/22		435	403,055

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

China (continued)
Seazen Group Ltd., 6.00%, 08/12/24	USD	200	$208,000
Sunac China Holdings Ltd., 6.65%, 08/03/24		300	310,875
Wanda Group Overseas Ltd., 7.50%, 07/24/22		200	194,500
Yango Justice International Ltd., 8.25%, 11/25/23		200	209,312
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	210,687
Yuzhou Group Holdings Co. Ltd., 7.70%, 02/20/25		300	321,469
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,000
Zhenro Properties Group Ltd., 9.15%, 03/08/22		200	206,750

			8,643,798

Colombia — 0.3%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a) .		505	540,508

Dominican Republic — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)(g)		928	964,830

France — 2.3%
Altice France SA 2.50%, 01/15/25	EUR	200	239,319
2.13%, 02/15/25		100	117,608
Arkema SA, (5 year EUR Swap + 2.87%), 2.75%(b)(h)		500	641,018
AXA SA, (3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54(b)	GBP	350	637,264
BNP Paribas SA, (5 year USD Swap + 1.48%), 4.38%, 03/01/33(b)(g)	USD	800	916,624
BPCE SA, 5.15%, 07/21/24(a)(g)		600	683,242
Credit Agricole SA, (5 year USD Swap + 1.64%), 4.00%, 01/10/33(a)(b)		750	838,858
Credit Mutuel Arkea SA, 3.38%, 03/11/31	EUR	200	298,742
Loxam SAS, 3.75%, 07/15/26		100	123,723
Orano SA, 2.75%, 03/08/28		100	128,115
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(b)		100	121,860

			4,746,373

Germany — 1.8%
ADLER Group SA, 3.25%, 08/05/25		200	254,323
ADLER Real Estate AG, 3.00%, 04/27/26		100	128,444
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24		100	118,914
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(f)		100	124,437
KION Group AG, 1.63%, 09/24/25		200	252,011
Merck KGaA, (5 year EURIBOR ICE Swap Rate + 2.94%), 2.88%, 06/25/79(b)		600	806,289
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		200	243,939
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25		100	124,933
Summit Properties Ltd., 2.00%, 01/31/25		100	119,603
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		100	127,980
thyssenkrupp AG 1.88%, 03/06/23		185	225,571
2.88%, 02/22/24		364	447,015
Vertical Midco GmbH 4.38%, 07/15/27		100	128,548
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(b)		115	142,211
Vertical US Newco, Inc., 5.25%, 07/15/27(a)	USD	200	212,000

Security	Par (000)		Value

Germany (continued)
ZF Finance GmbH 3.00%, 09/21/25	EUR	100	$126,136
3.75%, 09/21/28		100	131,022

			3,713,376

Guatemala(a) — 0.6%
Central American Bottling Corp., 5.75%, 01/31/27(g)	USD	626	663,169
Energuate Trust, 5.88%, 05/03/27		503	530,979

			1,194,148

Hong Kong — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22		200	54,875

India — 0.8%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	212,875
Greenko Dutch BV, 5.25%, 07/24/24		200	207,500
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	210,000
Muthoot Finance Ltd., 6.13%, 10/31/22(a)		200	209,250
ReNew Power Synthetic, 6.67%, 03/12/24		200	210,937
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22		200	204,813
Vedanta Resources Ltd., 7.13%, 05/31/23		500	405,937

			1,661,312

Indonesia — 0.4%
Alam Synergy Pte Ltd., 11.50%, 04/22/21		131	129,621
Global Prime Capital Pte Ltd., 5.95%, 01/23/25		200	201,000
JGC Ventures Pte Ltd., 10.75%, 08/30/21(c)(e)		200	82,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.88%, 07/17/49.		200	227,875
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	201,813

			842,309

Ireland — 0.1%
Bank of Ireland Group PLC, (5 year CMT + 2.50%), 4.13%, 09/19/27(b)		200	203,137

Israel — 0.2%
Leviathan Bond Ltd., 5.75%, 06/30/23(a)		345	367,246

Italy — 1.8%
Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.35%), 5.00%, 06/08/48(b)	EUR	500	737,571
Autostrade per l’Italia SpA 5.88%, 06/09/24		100	139,268
2.00%, 12/04/28		100	122,470
International Game Technology PLC, 4.75%, 02/15/23		100	127,662
Rossini Sarl, 6.75%, 10/30/25		200	260,212
Sisal Group SpA, 7.00%, 07/31/23		69	84,828
Telecom Italia Capital SA, 6.38%, 11/15/33	USD	385	473,550
Telecom Italia SpA 1.13%, 03/26/22(i)	EUR	100	121,849
4.00%, 04/11/24		100	131,980
UniCredit SpA 6.57%, 01/14/22(a)(g)	USD	700	737,672
(5 year EUR Swap + 2.40%), 2.00%, 09/23/29(b)	EUR	600	724,326

			3,661,388

Japan — 0.2%
SoftBank Group Corp. 4.00%, 04/20/23		200	254,665
4.75%, 07/30/25		100	132,952

			387,617

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Jersey — 0.2%
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	240	$298,327

Lithuania — 0.2%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)	USD	429	370,013

Luxembourg — 0.6%
Altice Financing SA, 2.25%, 01/15/25	EUR	100	117,767
ArcelorMittal SA, 1.75%, 11/19/25		100	125,812
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	140,445
Millicom International Cellular SA, 4.50%, 04/27/31(a)	USD	255	274,842
Simpar Europe SA, 7.75%, 07/26/24		329	346,890
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	128,670

			1,134,426

Macau — 0.1%
Wynn Macau Ltd., 5.50%, 01/15/26	USD	200	208,000

Mauritius(a) — 0.2%
HTA Group Ltd., 7.00%, 12/18/25		200	215,125
India Green Energy Holdings, 5.38%, 04/29/24		250	262,812

			477,937

Mexico — 2.4%
BBVA Bancomer SA/Texas, 1.88%, 09/18/25(a)		555	558,816
Cemex SAB de CV, 3.13%, 03/19/26	EUR	200	250,820
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)	USD	444	523,365
Cydsa SAB de CV, 6.25%, 10/04/27(a)(g)		800	842,000
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)		400	415,750
Orbia Advance Corp. SAB de CV, 5.50%, 01/15/48(a)		460	553,294
Petroleos Mexicanos 6.35%, 02/12/48		97	87,148
6.95%, 01/28/60		297	278,779
Trust Fibra Uno, 6.95%, 01/30/44		1,192	1,456,847

			4,966,819

Mongolia — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	198,813

MultiNational — 0.0%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(a)		35	40,744

Netherlands — 3.0%
ABN AMRO Bank NV, (5 year USD Swap + 2.20%), 4.40%, 03/27/28(b)		800	852,467
ASR Nederland NV, (5 year EUR Swap + 4.00%), 3.38%, 05/02/49(b)	EUR	400	546,078
Equate Petrochemical BV, 4.25%, 11/03/26(a)	USD	293	326,054
ING Groep NV, (5 year USD ICE Swap + 1.94%), 4.70%, 03/22/28(b)		800	856,005
NN Group NV, (3 mo. EURIBOR + 4.95%), 4.63%, 01/13/48(b)	EUR	500	734,517
OCI NV, 3.63%, 10/15/25		100	126,746
PPF Telecom Group BV, 3.25%, 09/29/27		100	131,022
United Group BV, 4.88%, 07/01/24		440	548,277
VEON Holdings BV, 4.00%, 04/09/25(a)	USD	200	211,500

Security	Par (000)		Value

Netherlands (continued)
Vivo Energy Investments BV, 5.13%, 09/24/27(a)	USD	332	$351,401
Ziggo BV, 5.50%, 01/15/27(a)(g)		1,390	1,450,812

			6,134,879

Panama(a) — 0.6%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30		210	226,734
Avianca Holdings SA, (3 mo. LIBOR US + 10.50% Cash or 12.00% PIK), 10.74%, 11/10/21(f)		1,050	976,500

			1,203,234

Peru — 0.7%
Nexa Resources SA, 5.38%, 05/04/27(a)(g)		1,350	1,502,719

Portugal — 0.3%
EDP - Energias de Portugal SA, (5 year EUR Swap + 4.29%), 4.50%, 04/30/79(b)	EUR	500	670,075

Saudi Arabia — 0.5%
Saudi Arabian Oil Co., 2.25%, 11/24/30(a)	USD	237	240,259
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44		600	798,187

			1,038,446

Singapore — 0.5%
Puma International Financing SA, 5.13%, 10/06/24(a)		1,000	992,500

South Africa — 0.2%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		254	279,003
Sasol Financing USA LLC, 6.50%, 09/27/28		200	216,500

			495,503

Spain — 1.2%
Amadeus IT Group SA, 1.88%, 09/24/28	EUR	200	259,855
Banco Santander SA, 2.13%, 02/08/28		500	666,093
Cirsa Finance International Sarl, 7.88%, 12/20/23(a)	USD	200	200,500
ContourGlobal Power Holdings SA 3.38%, 08/01/23	EUR	100	123,997
4.13%, 08/01/25		200	249,857
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(b)(h)		100	120,638
Hipercor SA, 3.88%, 01/19/22		300	377,862
Iberdrola International BV, (5 year EUR Swap + 2.97%), 3.25%(b)(h)		200	267,294
Lorca Telecom Bondco SAU, 4.00%, 09/18/27		100	128,420

			2,394,516

Sweden — 0.2%
Verisure Holding AB, 3.50%, 05/15/23		144	177,905
Verisure Midholding AB, 5.75%, 12/01/23		100	123,448

			301,353

Switzerland — 0.1%
ELM BV for Firmenich International SA, (5 year EUR Swap + 4.39%), 3.75%(b)(h)		130	171,405

Ukraine — 0.5%
MHP Lux SA, 6.25%, 09/19/29(a)	USD	1,000	1,020,312

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Arab Emirates — 0.2%
MAF Sukuk Ltd., 4.64%, 05/14/29	USD	334	$375,333

United Kingdom — 2.1%
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	240	326,848
Barclays Bank PLC, 6.63%, 03/30/22	EUR	300	395,942
Barclays PLC
4.84%, 05/09/28(g)	USD	500	576,291
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28(b)	EUR	400	499,287
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	44	61,320
CPUK Finance Ltd., 4.25%, 08/28/22		52	71,398
eG Global Finance PLC
3.63%, 02/07/24	EUR	175	209,513
4.38%, 02/07/25		100	119,966
HSBC Holdings PLC, 5.25%, 03/14/44(g)	USD	700	974,769
Ladbrokes Group Finance PLC
5.13%, 09/16/22	GBP	7	9,501
5.13%, 09/08/23		200	284,440
Pinewood Finance Co. Ltd., 3.25%, 09/30/25		100	139,212
Premier Foods Finance PLC, 6.25%, 10/15/23		100	140,853
Synlab Bondco PLC, (3 mo. EURIBOR + 4.75%), 4.75%, 07/01/25(b)	EUR	138	171,917
Vedanta Resources Finance II PLC, 13.88%, 01/21/24	USD	200	210,125
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	133	166,703

			4,358,085

United States — 26.2%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(a)	USD	35	37,592
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.50%, 02/15/23(a)		19	19,475
5.75%, 03/15/25		5	5,150
3.25%, 03/15/26(a)		54	54,810
7.50%, 03/15/26(a)		15	16,786
4.63%, 01/15/27(a)		33	35,104
5.88%, 02/15/28(a)		19	20,676
3.50%, 03/15/29(a)		136	137,614
4.88%, 02/15/30(a)		25	27,547
Ambac Assurance Corp., 5.10%(a)(h)		23	31,346
Ambac LSNI LLC, (3 mo. LIBOR US + 5.00%), 6.00%, 02/12/23(a)(b)		464	462,737
AMC Networks, Inc.
5.00%, 04/01/24		25	25,406
4.75%, 08/01/25		20	20,654
American Airlines Group, Inc.(d)
4.00%, 12/15/24(b)		152	143,599
4.87%, 04/22/25		166	145,138
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(a)		17	17,595
American Energy- Permian Basin LLC, 12.00%, 10/01/24(a)(c)(e)		712	1,780
AMN Healthcare, Inc., 4.63%, 10/01/27(a)		148	155,040
Aramark Services, Inc.
4.75%, 06/01/26		12	12,353
5.00%, 02/01/28(a)		28	29,505
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6.00%, 02/15/25(a)(g)		276	286,005
2.13%, 08/15/26	EUR	100	122,287
4.75%, 07/15/27	GBP	140	198,391
Ashton Woods USA LLC/Ashton Woods Finance Co.(a) 9.88%, 04/01/27	USD	278	312,402

Security		Par (000)	Value

United States (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co.(a) (continued) 6.63%, 01/15/28	USD	305	$321,012
Avianca Financial BND Corp., 0.00%, 11/10/21(b)		112	112,000
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	124,354
Ball Corp.
5.25%, 07/01/25	USD	25	28,531
4.88%, 03/15/26		19	21,461
Bausch Health Cos., Inc.(a)
5.50%, 11/01/25		43	44,560
9.00%, 12/15/25(g)		844	931,734
5.75%, 08/15/27		12	12,870
Berry Global, Inc., 1.00%, 01/15/25	EUR	100	123,081
Boxer Parent Co., Inc., 6.50%, 10/02/25		100	128,977
Boyd Gaming Corp.
8.63%, 06/01/25(a)	USD	90	100,097
4.75%, 12/01/27		265	275,269
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		57	29
Buckeye Partners LP
4.13%, 03/01/25(a)		124	125,550
3.95%, 12/01/26		15	15,195
Caesars Entertainment, Inc.(a)
6.25%, 07/01/25		337	358,905
8.13%, 07/01/27		213	235,796
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(a)		100	105,958
Calpine Corp.(a)
4.50%, 02/15/28		817	849,680
5.13%, 03/15/28		512	538,609
Capitol Investment Merger Sub 2 LLC,
10.00%, 08/01/24(a)		664	726,748
Carlson Travel, Inc., 6.75%, 12/15/25(a)(g)		886	729,842
Cedar Fair LP, 5.25%, 07/15/29		12	12,355
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(a)		157	163,672
5.38%, 04/15/27		12	12,270
Centene Corp. 5.38%, 06/01/26(a)		44	46,407
5.38%, 08/15/26(a)		18	19,013
4.25%, 12/15/27		62	65,720
4.63%, 12/15/29		86	95,478
Centennial Resource Production LLC, 5.38%, 01/15/26(a)(g)		1,000	697,500
Charles River Laboratories International, Inc., 4.25%, 05/01/28(a)		12	12,570
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 03/30/29(g)		800	972,691
Cheniere Energy Partners LP
5.63%, 10/01/26		27	28,080
4.50%, 10/01/29		230	243,289
5.25%, 10/01/25		37	37,971
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(a)(f)(i)		710	711,491
Chesapeake Energy Corp., 11.50%, 01/01/25(a)(c)(e)		823	144,025
Churchill Downs, Inc.(a) 5.50%, 04/01/27		15	15,881

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Churchill Downs, Inc.(a) (continued) 4.75%, 01/15/28	USD	12	$12,630
Citgo Holding, Inc., 9.25%, 08/01/24(a)		224	206,080
Citigroup, Inc., 6.68%, 09/13/43(g)		500	814,050
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(a)		42	45,045
Clean Harbors, Inc., 4.88%, 07/15/27(a)		13	13,563
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(a)		433	437,330
Colfax Corp., 6.00%, 02/15/24(a)		15	15,544
Commercial Metals Co., 5.38%, 07/15/27		95	99,987
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		29	29,616
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		12	12,760
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)		30	31,575
DaVita, Inc., 4.63%, 06/01/30(a)		637	676,016
DCP Midstream Operating LP
5.38%, 07/15/25		20	21,976
5.13%, 05/15/29		15	16,637
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)(g)		1,113	904,312
Elanco Animal Health, Inc.
5.27%, 08/28/23		19	20,758
5.90%, 08/28/28		18	21,240
Endeavor Energy Resources LP/EER Finance, Inc.(a)
5.50%, 01/30/26		12	12,314
5.75%, 01/30/28		25	26,967
Expedia Group, Inc., 6.25%, 05/01/25(a)		299	346,571
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(g)		1,050	1,111,477
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		292	314,966
Forestar Group, Inc.(a)
8.00%, 04/15/24		488	513,620
5.00%, 03/01/28		230	237,475
Freeport-McMoRan, Inc.
5.00%, 09/01/27		15	15,900
5.25%, 09/01/29		15	16,688
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		191	208,423
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		149	159,989
Goldman Sachs Group, Inc., 5.15%, 05/22/45(g)		700	975,505
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		150	153,837
Hanesbrands, Inc.(a)
4.63%, 05/15/24		22	23,045
4.88%, 05/15/26		22	23,898
HCA, Inc.
5.38%, 02/01/25		64	71,970
5.88%, 02/15/26(g)		1,577	1,813,550
5.38%, 09/01/26		25	28,735
5.63%, 09/01/28		37	43,660
5.88%, 02/01/29		25	30,087
3.50%, 09/01/30		765	812,871
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		25	27,312
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		15	15,876
Howard Hughes Corp.(a)
5.38%, 03/15/25		25	25,781
5.38%, 08/01/28		116	124,758
Howmet Aerospace Inc., 6.75%, 01/15/28(g)		1,540	1,883,174
Hyatt Hotels Corp., 5.38%, 04/23/25		160	180,819
iHeartCommunications, Inc. 6.38%, 05/01/26		20	21,118

Security		Par (000)	Value

United States (continued)
iHeartCommunications, Inc. (continued)
5.25%, 08/15/27(a)	USD	19	$19,950
4.75%, 01/15/28(a)		12	12,315
IRB Holding Corp., 7.00%, 06/15/25(a)		108	117,990
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(a)		58	61,915
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		22	24,619
KB Home, 7.63%, 05/15/23		189	208,845
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23(a)		63	64,543
Lamar Media Corp.
5.75%, 02/01/26		16	16,500
3.75%, 02/15/28		15	15,416
Lamb Weston Holdings, Inc.(a)
4.63%, 11/01/24		21	21,893
4.88%, 11/01/26		21	21,951
Lennar Corp.
4.75%, 05/30/25		12	13,710
4.75%, 11/29/27		22	26,000
Level 3 Financing, Inc.
5.25%, 03/15/26		19	19,633
4.63%, 09/15/27(a)		25	26,111
4.25%, 07/01/28(a)		399	409,972
3.63%, 01/15/29(a)		325	324,187
M/I Homes, Inc., 4.95%, 02/01/28		314	332,385
Marriott International, Inc.
4.63%, 06/15/30		75	88,011
Series GG, 3.50%, 10/15/32		357	390,410
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		19	19,855
Masonite International Corp., 5.38%, 02/01/28(a)		12	12,885
Matador Resources Co., 5.88%, 09/15/26		26	25,480
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)		150	152,959
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		26	28,240
4.63%, 06/15/25(a)		88	94,248
4.50%, 09/01/26(g)		1,612	1,734,351
5.75%, 02/01/27		18	20,194
MGM Resorts International
5.75%, 06/15/25		17	18,796
4.63%, 09/01/26		10	10,582
5.50%, 04/15/27		17	18,947
Molina Healthcare, Inc., 5.38%, 11/15/22		17	17,999
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26		12	12,564
5.00%, 10/15/27		35	37,231
4.63%, 08/01/29		22	23,513
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(a)		15	15,919
Netflix, Inc.
5.88%, 02/15/25		20	23,009
4.38%, 11/15/26		25	27,719
4.88%, 04/15/28		39	43,980
5.88%, 11/15/28		47	56,341
6.38%, 05/15/29		20	24,700
5.38%, 11/15/29(a)		22	25,932
4.88%, 06/15/30(a)		25	28,750
Newell Brands, Inc., 4.70%, 04/01/26		49	53,973
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(a)		421	450,996
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(g)		925	1,250,581

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
NRG Energy, Inc.
7.25%, 05/15/26	USD	25	$26,375
6.63%, 01/15/27		30	31,681
5.75%, 01/15/28		20	21,850
5.25%, 06/15/29(a)		18	19,800
OI European Group BV, 2.88%, 02/15/25	EUR	100	123,689
Outfront Media Capital LLC/Outfront Media Capital Corp.(a)
5.00%, 08/15/27	USD	16	16,280
4.63%, 03/15/30		12	12,266
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(a)(g)		1,495	1,655,712
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(a)		281	277,038
PDC Energy, Inc., 5.75%, 05/15/26		15	15,488
PG&E Corp., 5.00%, 07/01/28		269	286,485
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		21	22,777
Pioneer Energy Services Corp.(a)(d)(f)
(11.00% Cash), 11.00%, 05/15/25		642	513,421
(5.00% PIK), 5.00%, 11/15/25(i)		452	244,384
PulteGroup, Inc.
5.50%, 03/01/26		319	379,583
5.00%, 01/15/27		15	17,700
Quicken Loans LLC, 5.25%, 01/15/28(a)		25	26,687
Quicken Loans LLC/Quicken Loans Co.Issuer, Inc., 3.88%, 03/01/31(a)		85	88,187
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(a)		106	108,120
Refinitiv US Holdings, Inc., 4.50%, 05/15/26	EUR	200	256,852
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	USD	17	17,595
Scientific Games International, Inc., 7.00%, 05/15/28(a)		280	301,059
SeaWorld Parks & Entertainment, Inc.(a)
8.75%, 05/01/25		478	516,240
9.50%, 08/01/25		217	235,581
Select Medical Corp., 6.25%, 08/15/26(a)		515	554,614
Service Properties Trust
4.50%, 06/15/23		359	360,795
7.50%, 09/15/25		41	47,245
SES SA, (5 year EUR Swap + 5.40%), 5.63%(b)(h)	EUR	700	938,215
Sirius XM Radio, Inc.(a)
4.63%, 07/15/24	USD	572	592,735
5.00%, 08/01/27		37	39,313
5.50%, 07/01/29		31	34,110
SM Energy Co., 10.00%, 01/15/25(a)		244	262,300
Sprint Corp., 7.88%, 09/15/23(g)		787	911,189
Standard Industries, Inc.(a)
5.00%, 02/15/27		12	12,540
4.75%, 01/15/28		25	26,312
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		25	25,315
5.50%, 02/15/26		20	20,500
6.00%, 04/15/27		15	15,945
4.50%, 05/15/29(a)		49	50,960
Talen Energy Supply LLC(a)(g)
7.25%, 05/15/27		730	777,450
6.63%, 01/15/28		386	403,370
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25		12	12,300
5.88%, 04/15/26		25	26,505

Security		Par (000)	Value

United States (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (continued)
5.38%, 02/01/27	USD	12	$12,604
6.50%, 07/15/27		19	20,615
5.00%, 01/15/28		19	20,056
6.88%, 01/15/29		19	21,399
5.50%, 03/01/30		25	27,142
Taylor Morrison Communities, Inc.(a)
5.88%, 06/15/27		378	428,395
5.75%, 01/15/28(g)		1,287	1,457,527
TEGNA, Inc.
4.63%, 03/15/28(a)		210	214,725
5.00%, 09/15/29		27	28,523
Teleflex, Inc., 4.63%, 11/15/27		12	12,897
Tempur Sealy International, Inc., 5.50%, 06/15/26		15	15,611
Tenet Healthcare Corp.
4.63%, 09/01/24(a)		543	560,647
5.13%, 05/01/25		35	35,682
4.88%, 01/01/26(a)(g)		924	966,606
6.25%, 02/01/27(a)		37	39,220
5.13%, 11/01/27(a)		37	39,174
4.63%, 06/15/28(a)		34	35,615
Terex Corp., 5.63%, 02/01/25(a)		15	15,452
TransDigm, Inc.(g)
6.50%, 05/15/25		1,540	1,582,350
6.25%, 03/15/26(a)		611	650,715
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)(g)		991	961,464
TRI Pointe Group, Inc.
5.25%, 06/01/27		295	320,812
5.70%, 06/15/28		27	30,483
Under Armour, Inc., 3.25%, 06/15/26		15	15,094
United Airlines Pass-Through Trust
Series 2016-1, Class A, 5.88%, 10/15/27		377	407,240
Series 2019-2, Class B, 3.50%, 05/01/28		154	143,758
United Rentals North America, Inc. 5.88%, 09/15/26		25	26,467
5.50%, 05/15/27		25	26,750
3.88%, 11/15/27		19	19,903
4.88%, 01/15/28(g)		1,541	1,641,165
5.25%, 01/15/30		19	21,090
Universal Health Services, Inc., 2.65%, 10/15/30(a)		96	99,659
VICI Properties LP/VICI Note Co., Inc.(a)
3.50%, 02/15/25		19	19,433
4.25%, 12/01/26		31	32,152
3.75%, 02/15/27		19	19,428
4.63%, 12/01/29		277	296,390
4.13%, 08/15/30		25	26,391
Vistra Operations Co. LLC(a)
5.50%, 09/01/26		25	26,055
5.63%, 02/15/27		32	34,036
5.00%, 07/31/27		482	510,920
William Carter Co., 5.63%, 03/15/27(a)		12	12,630
William Lyon Homes, Inc., 6.63%, 07/15/27(a)(g)		853	921,880
WPX Energy, Inc., 5.88%, 06/15/28		24	26,161
Wyndham Destinations, Inc., 6.63%, 07/31/26(a)		132	151,140
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		12	12,420
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)
5.50%, 03/01/25		44	45,925
5.25%, 05/15/27		22	22,677
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		299	313,202

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
XHR LP, 6.38%, 08/15/25(a)	USD	104	$109,720
XPO Logistics, Inc., 6.75%, 08/15/24(a)		25	26,562

			53,385,793

Vietnam — 0.1%
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	261,797

Total Corporate Bonds — 59.4% (Cost: $115,490,406)			120,872,268

Floating Rate Loan Interests(b)

Canada — 0.7%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,520	1,454,123

Luxembourg — 0.4%
Intelsat Jackson Holdings SA
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		430	436,246
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22		406	413,413

			849,659

Netherlands — 0.2%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 07/10/25		489	490,310

United Kingdom — 0.3%
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		497	498,593

United States — 9.4%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%, 1.50% Floor), 9.50%, 08/09/25		1,130	1,118,610
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 02/16/23		1,269	1,263,438
Advanced Drainage Systems, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 07/31/26		27	26,502
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26		238	224,242
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 02/05/24		1,117	1,084,472
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		310	309,612
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 4.90%, 11/03/25		396	354,779
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 11/01/26		775	773,569
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		235	235,483
California Resources Corporation, 2020 Exit 2nd Lien Term Loan, (1 mo. LIBOR + 9.00%), 10.00%, 10/27/25(d)		130	128,933
Chesapeake Energy Corp., 2019 Last Out Term Loan, 9.00%, 06/24/24(c)(e)		550	456,500
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		395	363,400
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		246	243,571

Security		Par (000)	Value

United States (continued)
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 08/24/26	USD	861	$758,664
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 08/13/25		304	303,670
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24		1,262	1,257,000
Genesee & Wyoming Inc. (New), Term Loan, (3 mo. LIBOR + 2.00%), 2.25%, 12/30/26		237	236,503
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		305	294,295
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.10%, 11/15/27		487	482,417
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 12/14/24		868	856,745
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26		44	43,676
Kronos Acquisition Holdings Inc., 2020 Term Loan B, 12/17/26(j)		233	232,709
Lamar Media Corp., 2020 Term Loan B, (1 mo. LIBOR + 1.50%), 1.64%, 02/06/27		34	33,002
LBM Acquisition LLC(j)(k)
Delayed Draw Term Loan, 12/09/27		14	13,542
Term Loan B, 12/17/27		61	60,937
MI Windows and Doors LLC, 2020 Term Loan, 12/18/27(j)(k)		76	76,095
Pacific Gas & Electric Co., 2020 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		233	235,216
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.65%, 05/29/26		403	398,224
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		74	73,809
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		757	760,996
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 6.21%, 08/07/23		295	269,205
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25		1,437	1,433,485
Robertshaw US Holding Corp, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/28/25		837	780,308
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.90%, 08/14/24		1,537	1,498,510
Select Medical Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 2.53%, 03/06/25		141	139,385
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		156	153,719
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 11/21/24		839	832,955

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25	USD	750	$733,572

XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 02/24/25		471	467,961

			19,009,711

Total Floating Rate Loan Interests — 11.0% (Cost: $22,798,253)			22,302,396

Foreign Agency Obligations

Bahrain — 0.3%
Bahrain Government International Bond, 6.75%, 09/20/29		200	229,375
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		410	475,344

			704,719

Colombia — 1.0%
Colombia Government International Bond
8.13%, 05/21/24		317	388,008
4.50%, 01/28/26(g)		340	385,581
3.88%, 04/25/27(g)		670	744,705
3.00%, 01/30/30(g)		225	236,391
4.13%, 05/15/51		200	222,200

			1,976,885

Dominican Republic — 0.4%
Dominican Republic International Bond
5.95%, 01/25/27		322	375,633
4.88%, 09/23/32(a)		215	236,970
6.40%, 06/05/49		168	197,243

			809,846

Egypt — 1.0%
Egypt Government International Bond
5.75%, 05/29/24(a)		305	326,731
5.88%, 06/11/25		700	758,188
6.38%, 04/11/31(a)	EUR	737	966,476

			2,051,395

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28	USD	200	232,250

Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22		200	170,937

Morocco(a) — 0.3%
Morocco Government International Bond
3.00%, 12/15/32		370	374,625
4.00%, 12/15/50		200	205,750

			580,375

Panama — 0.3%
Panama Government International Bond
3.16%, 01/23/30		275	304,477
4.50%, 04/16/50		251	322,535

			627,012

Paraguay — 0.2%
Paraguay Government International Bond, 5.40%, 03/30/50(a)		250	315,547

Security		Par (000)	Value

Peru — 0.1%
Peruvian Government International Bond, 5.63%, 11/18/50	USD	196	$307,132

Qatar — 0.3%
Qatar Government International Bond
4.00%, 03/14/29(a)(g)		268	317,915
4.40%, 04/16/50		247	321,100

			639,015

Romania — 0.2%
Romanian Government International Bond, 3.00%, 02/14/31(a)		334	357,484

Russia — 0.3%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26		400	462,200
4.25%, 06/23/27		200	228,500

			690,700

Saudi Arabia — 0.4%
Saudi Government International Bond, 4.50%, 04/17/30		714	860,593

Sri Lanka — 0.1%
Sri Lanka Government International Bond
7.85%, 03/14/29		200	113,812
7.55%, 03/28/30		200	113,500

			227,312

Ukraine — 0.7%
Ukraine Government International Bond
7.75%, 09/01/22		100	107,100
7.75%, 09/01/23		230	253,000
8.99%, 02/01/24		224	253,120
7.75%, 09/01/24		160	177,450
7.75%, 09/01/25		100	111,781
7.25%, 03/15/33(a)		400	436,000

			1,338,451

Total Foreign Agency Obligations — 5.8% (Cost: $11,027,597)			11,889,653

Non-Agency Mortgage-Backed Securities

United States — 14.5%
Alternative Loan Trust, Series 2007-AL1, Class A1, (1 mo. LIBOR US + 0.25%), 0.40%, 06/25/37(b)		678	524,507
ARI Investments LLC, 4.59%, 01/06/25(d)		739	727,761
Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 1.65%, 12/25/37(a)(b)		2,000	1,915,186
BBCMS Mortgage Trust, Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 1.58%, 03/15/37(a)(b)		500	480,276
BBCMS Trust, Series 2019-CLP, Class D, (1 mo. LIBOR US + 1.73%), 1.89%, 12/15/31(a)(b)		400	398,288
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.25%, 12/26/37(a)(b)		945	832,734
Benchmark Mortgage Trust, Series 2018-B7, Class C, 4.86%, 05/15/53(b)		1,000	1,084,470
BX Commercial Mortgage Trust(a)(b)
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.16%, 11/15/35		700	697,380
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.16%, 12/15/36		388	378,414

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
BX Trust, Series 2019-OC11, Class E, 4.08%, 12/09/41(a)(b)	USD	652	$658,486
BXP Trust(a)(b)
Series 2017-CC, Class D, 3.55%, 08/13/37		180	190,785
Series 2017-CC, Class E, 3.55%, 08/13/37		350	356,116
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.31%, 12/15/37(a)(b)		633	632,646
CFCRE Commercial Mortgage Trust(b)
Series 2011-C1, Class C, 6.04%, 04/15/44(a)		1,000	1,008,067
Series 2016-C3, Class C, 4.75%, 01/10/48		1,000	971,588
CFK Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(b)		1,000	978,500
Citigroup Commercial Mortgage Trust(b)
Series 2015-GC27, Class C, 4.42%, 02/10/48		756	788,718
Series 2016-C1, Class C, 4.95%, 05/10/49		534	561,020
Series 2016-C1, Class D, 4.95%, 05/10/49(a)		700	626,307
Series 2016-P3, Class D, 2.80%, 04/15/49(a)		500	330,896
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.62%, 11/15/37(a)(b)		200	200,239
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(a)(b)		499	383,719
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(b)		11,000	566,720
DBUBS Mortgage Trust(a)(b)
Series 2011-LC1A, Class E, 5.56%, 11/10/46		1,000	1,000,143
Series 2017-BRBK, Class F, 3.53%, 10/10/34		390	388,989
GS Mortgage Securities Corp. Trust(a)(b)
Series 2017-500K, Class D, (1 mo. LIBOR US + 1.30%), 1.43%, 07/15/32		120	119,471
Series 2017-500K, Class E, (1 mo. LIBOR US + 1.50%), 1.63%, 07/15/32		240	238,791
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.80%), 1.93%, 07/15/32		10	9,938
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.50%), 2.63%, 07/15/32		70	69,078
GS Mortgage Securities Trust(a)
Series 2017-GS7, Class D, 3.00%, 08/10/50		375	322,526
Series 2017-GS7, Class E, 3.00%, 08/10/50		300	235,954
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFX, 5.54%, 07/05/33(a)(b)		59	56,388
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.11%, 12/15/48(a)(b)		1,619	1,553,266
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.62%, 03/15/50(a)(b)(d)		240	236,664
LSTAR Commercial Mortgage Trust(a)(b)
Series 2017-5, Class C, 4.87%, 03/10/50		1,000	980,302
Series 2017-5, Class X, 0.99%, 03/10/50		11,327	352,961
MAD Mortgage Trust(a)(b)
Series 2017-330M, Class D, 4.11%, 08/15/34		130	132,803
Series 2017-330M, Class E, 4.17%, 08/15/34		180	180,174
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A5, 8.00%, 08/25/34(a)		878	838,743
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.14%, 07/15/50(a)(b)		310	303,573
Series 2015-C25, Class D, 3.07%, 10/15/48		39	35,483
Morgan Stanley Capital I Trust
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		1,010	790,110
Series 2017-H1, Class XD, 2.20%, 06/15/50(a)(b)		8,625	980,749

Security		Par (000)	Value

United States (continued)
Morgan Stanley Capital I Trust (continued)
Series 2018-H4, Class C, 5.08%, 12/15/51(b)	USD	711	$760,381
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(b)		250	200,163
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.71%, 07/15/35(a)(b)		220	207,045
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(a)(b)		500	471,433
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class E, 4.06%, 04/10/37(a)(b)		170	147,704
Olympic Tower Mortgage Trust(a)(b)
Series 2017-OT, Class D, 3.95%, 05/10/39		140	134,734
Series 2017-OT, Class E, 3.95%, 05/10/39		190	166,695
Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		380	363,144
RALI Trust, Series 2006-QO6, Class A1, (1 mo. LIBOR US + 0.36%), 0.51%, 06/25/46(b)		2,757	967,434
US 2018-USDC, Series 2018-USDC, Class E, 4.49%, 05/13/38(a)(b)		270	225,323
Wells Fargo Commercial Mortgage Trust(b)
Series 2016-C37, Class C, 4.49%, 12/15/49		701	748,030
Series 2016-NXS5, Class D, 4.99%, 01/15/59		500	509,604
Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 3.34%, 03/25/38(b)		452	395,404

Total Non-Agency Mortgage-Backed Securities — 14.5% (Cost: $29,389,722)			29,416,023

Preferred Securities

Capital Trusts — 4.6%

Belgium — 0.1%
Solvay Finance SA, 5.43%(b)(h)	EUR	140	189,383

China(b)(h) — 0.2%
Agile Group Holdings Ltd., 6.88%	USD	200	204,750
King Talent Management Ltd., 5.60%		200	174,000

			378,750

Denmark — 0.4%
Orsted A/S, 2.25%, 12/31/99(b)	EUR	600	766,891

France — 1.9%
AXA SA, 3.25%, 05/28/49(b)		700	998,476
Electricite de France SA, 5.38%(b)(h)		100	140,032
Engie SA, 3.25%(b)(h)		700	936,608
Societe Generale SA, 5.63%, 11/24/45	USD	700	967,900
TOTAL SE, 3.37%(b)(h)	EUR	600	823,697

			3,866,713

Germany(b)(h) — 0.6%
ATF Netherlands BV, 3.75%		100	126,899
Volkswagen International Finance NV
3.88%		500	655,782
4.63%		300	406,809

			1,189,490

Hong Kong — 0.1%
FWD Ltd., 5.50%(b)(h)	USD	200	190,000

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands(b)(h) — 0.1%
Abertis Infraestructuras Finance BV, 3.25%	EUR	100	$126,594
Koninklijke KPN NV, 2.00%		100	122,165

			248,759

South Korea — 0.1%
KDB Life Insurance Co. Ltd., 7.50%(b)(h)	USD	200	198,500

Spain(b)(h) — 0.6%
Bankia SA, 6.00%	EUR	200	252,210
Naturgy Finance BV, 4.13%		100	128,731
Repsol International Finance BV, 3.75%		100	130,976
Telefonica Europe BV
4.38%		100	132,549
3.88%		500	658,164

			1,302,630

Switzerland — 0.3%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(b)	USD	500	567,250

United Kingdom(b) — 0.1%
BP Capital Markets PLC, 3.25%(h)	EUR	100	130,105
Vodafone Group PLC, 3.10%, 01/03/79		100	126,621

			256,726

United States — 0.1%
Belden, Inc., 4.13%, 10/15/26		100	125,825

Total Preferred Securities — 4.6% (Cost: $8,036,763)			9,280,917

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.6%
Fannie Mae Connecticut Avenue Securities, Series 2017- C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.15%, 10/25/29	USD	97	97,646
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 5.30%, 10/25/29		1,000	1,062,303

			1,159,949

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27(a)(b)		500	525,630

Total U.S. Government Sponsored Agency Securities — 0.8% (Cost: $1,572,729)			1,685,579

		Shares

Warrants

United States — 0.0%
SM Energy Co. (Expires 06/30/23)(c)		571	3,489

Total Warrants — 0.0% (Cost: $2,445)			3,489

Total Long-Term Investments — 112.5% (Cost: $222,423,301)			228,904,531

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(l)(m)	5,995,724	$5,995,724

Total Short-Term Securities — 3.0% (Cost: $5,995,724)		5,995,724

Options Purchased — 0.0% (Cost: $392,227)		110,285

Total Investments Before Options Written — 115.5% (Cost: $228,811,252)		235,010,540

Options Written — (0.0)% (Premiums Received: $(97,088))		(28,626)

Total Investments, Net of Options Written — 115.5% (Cost: $228,714,164)		234,981,914

Liabilities in Excess of Other Assets — (15.5)%		(31,501,768)

Net Assets — 100.0%		$203,480,146

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Perpetual security with no stated maturity date.
(i)	Convertible security.
(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	When-issued security.
(l)	Affiliate of the Trust.
(m)	Annualized 7-day yield as of period end.

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$182,194	$5,813,530	(a)	$—	$—	$—	$5,995,724	5,995,724	$14,863	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)

Barclays Capital, Inc.	2.25	%(b)	03/02/20	Open		$805,000	$814,174	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	(b)	03/02/20	Open		689,947	698,102	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	(b)	03/13/20	Open		834,260	841,852	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.90	(b)	04/15/20	Open		654,058	658,309	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		642,500	647,140	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		551,250	555,231	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open		610,160	615,668	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	(b)	04/22/20	Open		296,225	297,919	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.15	(b)	07/15/20	Open		352,963	354,868	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open		487,500	489,284	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	07/29/20	Open		577,500	579,986	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.15	(b)	08/21/20	Open		536,030	538,307	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		665,812	667,234	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		1,060,897	1,063,142	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		847,009	848,801	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		1,282,500	1,285,213	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open		842,000	843,179	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open		876,750	877,977	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open		878,500	879,730	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open		1,407,175	1,410,896	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open		447,500	448,683	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open		1,434,125	1,437,917	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open		1,317,469	1,320,953	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open		1,340,000	1,343,544	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open		1,253,175	1,256,489	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	09/14/20	Open		739,882	741,103	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		569,400	570,678	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		698,394	699,961	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		624,488	625,559	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open		710,680	712,274	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open		699,125	699,947	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		138,375	138,610	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		481,280	482,097	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		1,071,107	1,072,925	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open		825,010	826,475	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open		1,237,112	1,239,309	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open		918,750	920,381	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open		602,040	603,362	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open		1,167,600	1,170,164	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open		303,975	304,643	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.50	(b)	10/13/20	Open		302,505	302,837	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.39	(b)	10/28/20	Open		218,813	218,964	Foreign Agency Obligations	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)

RBC Capital Markets LLC	0.85	%(b)	10/29/20	Open		$231,495	$231,839	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open		942,344	943,746	Corporate Bonds	Open/Demand

						$33,172,680	$33,279,472

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Ultra Note	26	03/22/21	$4,065	$(6,155)
U.S. Ultra Bond	33	03/22/21	7,048	(41,445)
2-Year U.S. Treasury Notes	12	03/31/21	2,652	2,548

				(45,052)

Short Contracts
10-Year U.S. Treasury Note	19	03/22/21	2,623	(2,666)
Long U.S. Treasury Bond	1	03/22/21	173	(896)
5-Year U.S. Treasury Note	152	03/31/21	19,177	(43,069)

				(46,631)

				$(91,683)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	548,965	EUR	448,653	Deutsche Bank AG	01/06/21	$852
HKD	2,009,278	USD	259,213	Morgan Stanley & Co. International PLC	03/17/21	12

						864

USD	12,169,841	EUR	10,207,500	BNP Paribas S.A.	01/06/21	(300,517)
USD	120,874	EUR	100,000	Morgan Stanley & Co. International PLC	01/06/21	(1,295)
USD	12,224,461	EUR	10,207,500	UBS AG	01/06/21	(245,897)
USD	1,902,430	GBP	1,424,000	Standard Chartered Bank	01/06/21	(44,913)
USD	897,156	EUR	737,000	Morgan Stanley & Co. International PLC	03/17/21	(4,664)
USD	479,395	HKD	3,716,249	Bank of America N.A.	03/17/21	(53)

						(597,339)

						$(596,475)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
U.S. Treasury Ultra Bond	15	02/19/21	USD	175.00	USD	2,598	$21,094

Put
iShares iBoxx $ High Yield Corporate Bond ETF	4,000	01/15/21	USD	84.00	USD	34,920	38,000

							$59,094

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
USD Currency	Bank of America N.A.	01/20/21	JPY	101.00	USD	16,300	$16,300

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)	Value

Call
30-Year Interest Rate Swap, 01/21/51	3-Month LIBOR, 0.24%	Quarterly	1.16%	Semi-Annual	Morgan Stanley & Co. International PLC	01/19/21	1.16%	USD 3,840	$4,301
30-Year Interest Rate Swap, 02/20/51	3-Month LIBOR, 0.24%	Quarterly	1.27%	Semi-Annual	Morgan Stanley & Co. International PLC	02/18/21	1.27	USD 2,536	30,590

									$34,891

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	4,000	01/15/21	USD 81.00	USD 34,920	$(20,000)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
30-Year Interest Rate Swap, 02/20/51	1.07%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	02/18/21	1.07%	USD	2,536	$(8,626)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rolls-Royce PLC	1.00%	Quarterly	Citibank N.A.	06/20/25	BB-		EUR	16	$(1,523)	$(2,517)	$994
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-		EUR	34	(3,341)	(5,538)	2,197
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR		USD	5,000	(590,509)	(522,362)	(68,147)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR		USD	3,000	(354,306)	(309,570)	(44,736)

									$(949,679)	$(839,987)	$(109,692)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

OTC Swaps	$—	$ (839,987)	$3,191	$(112,883)	$—
Options Written	—	—	68,462	—	(28,626)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,548	$—	$2,548
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	864	—	—	864
Options purchased
Investments at value — unaffiliated(b)	—	—	38,000	16,300	55,985	—	110,285
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,191	—	—	—	—	3,191

	$—	$3,191	$38,000	$17,164	$58,533	$—	$116,888

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$94,231	$—	$94,231
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	597,339	—	—	597,339
Options written
Options written at value	—	—	20,000	—	8,626	—	28,626
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	952,870	—	—	—	—	952,870

	$—	$952,870	$20,000	$597,339	$102,857	$—	$1,673,066

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(936,251)	$—	$(936,251)
Forward foreign currency exchange contracts	—	—	—	(1,685,042)	—	—	(1,685,042)
Options purchased(a)	—	—	(401,423)	(143,857)	—	—	(545,280)
Options written	—	—	88,453	—	—	—	88,453
Swaps	—	246,027	—	—	—	—	246,027

	$—	$246,027	$(312,970)	$(1,828,899)	$(936,251)	$—	$(2,832,093)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(241,339)	$—	$(241,339)
Forward foreign currency exchange contracts	—	—	—	(94,110)	—	—	(94,110)
Options purchased(b)	—	—	(710)	(60,962)	(90,037)	—	(151,709)
Options written	—	—	8,389	—	25,406	—	33,795
Swaps	—	(912,067)	—	—	—	—	(912,067)

	$—	$(912,067)	$7,679	$(155,072)	$(305,970)	$—	$(1,365,430)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$16,541,619
Average notional value of contracts — short	$23,774,869
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$46,192,239
Average amounts sold — in USD	$19,374,747
Options
Average value of option contracts purchased	$37,676
Average value of option contracts written	$6,931
Average notional value of swaption contracts purchased	$1,594,000
Average notional value of swaption contracts written	$634,000
Credit default swaps
Average notional value — sell protection	$8,043,970

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$30,719		$9,572
Forward foreign currency exchange contracts	864		597,339
Options	110,285	(a)	28,626
Swaps — OTC(b)	3,191		952,870

Total derivative assets and liabilities in the Statements of Assets and Liabilities	145,059		1,588,407

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(89,813)		(29,572)

Total derivative assets and liabilities subject to an MNA	$55,246		$1,558,835

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Bank of America N.A.	$16,300	$(53)	$—	$—	$16,247
Citibank N.A.	3,191	(3,191)	—	—	—
Deutsche Bank AG	852	—	—	—	852
Morgan Stanley & Co. International PLC	34,903	(34,903)	—	—	—

	$55,246	$(38,147)	$—	$—	$17,099

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offse	t(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities	(d)

Bank of America N.A.	$53	$(53)		$—	$—	$—
BNP Paribas S.A.	300,517	—		—	—	300,517
Citibank N.A.	8,055	(3,191)		—	—	4,864
Morgan Stanley & Co. International PLC	959,400	(34,903)		—	(924,497)	—
Standard Chartered Bank	44,913	—		—	—	44,913
UBS AG	245,897	—		—	—	245,897

	$1,558,835	$(38,147)		$—	$(924,497)	$596,191

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$32,021,340	$—	$32,021,340
Common Stocks
United States	1,038,540	332,970	61,356	1,432,866
Corporate Bonds
Argentina	—	1,078,045	—	1,078,045
Australia	—	293,302	—	293,302
Bermuda	—	379,314	—	379,314
Brazil	—	5,661,947	—	5,661,947
British Virgin Islands	—	202,250	—	202,250
Canada	—	1,972,788	801,797	2,774,585
Cayman Islands	—	928,095	—	928,095
Chile	—	572,784	—	572,784
China	253,298	8,390,500	—	8,643,798
Colombia	—	540,508	—	540,508
Dominican Republic	—	964,830	—	964,830
France	—	4,746,373	—	4,746,373
Germany	—	3,713,376	—	3,713,376
Guatemala	—	1,194,148	—	1,194,148
Hong Kong	—	54,875	—	54,875
India	—	1,661,312	—	1,661,312
Indonesia	—	842,309	—	842,309
Ireland	—	203,137	—	203,137
Israel	—	367,246	—	367,246
Italy	121,849	3,539,539	—	3,661,388
Japan	—	387,617	—	387,617
Jersey	—	298,327	—	298,327
Lithuania	—	370,013	—	370,013
Luxembourg	—	1,134,426	—	1,134,426
Macau	—	208,000	—	208,000
Mauritius	—	477,937	—	477,937
Mexico	—	4,966,819	—	4,966,819
Mongolia	—	198,813	—	198,813
MultiNational	—	40,744	—	40,744

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Netherlands	$—	$6,134,879	$—	$6,134,879
Panama	—	1,203,234	—	1,203,234
Peru	—	1,502,719	—	1,502,719
Portugal	—	670,075	—	670,075
Saudi Arabia	—	1,038,446	—	1,038,446
Singapore	—	992,500	—	992,500
South Africa	—	495,503	—	495,503
Spain	—	2,394,516	—	2,394,516
Sweden	—	301,353	—	301,353
Switzerland	—	171,405	—	171,405
Ukraine	—	1,020,312	—	1,020,312
United Arab Emirates	—	375,333	—	375,333
United Kingdom	—	4,358,085	—	4,358,085
United States	—	52,339,251	1,046,542	53,385,793
Vietnam	—	261,797	—	261,797
Floating Rate Loan Interests	—	22,258,720	43,676	22,302,396
Foreign Agency Obligations	—	11,889,653	—	11,889,653
Non-Agency Mortgage-Backed Securities	—	28,451,598	964,425	29,416,023
Preferred Securities
Capital Trusts	—	9,280,917	—	9,280,917
U.S. Government Sponsored Agency Securities	—	1,685,579	—	1,685,579
Warrants	—	3,489	—	3,489
Short-Term Securities
Money Market Funds	5,995,724	—	—	5,995,724
Options Purchased
Equity Contracts	38,000	—	—	38,000
Foreign Currency Exchange Contracts	—	16,300	—	16,300
Interest Rate Contracts	21,094	34,891	—	55,985

	$7,468,505	$224,624,239	$2,917,796	$235,010,540

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$3,191	$—	$3,191
Foreign Currency Exchange Contracts	—	864	—	864
Interest Rate Contracts	2,548	—	—	2,548
Liabilities
Credit Contracts	—	(112,883)	—	(112,883)
Equity Contracts	(20,000)	—	—	(20,000)
Foreign Currency Exchange Contracts	—	(597,339)	—	(597,339)
Interest Rate Contracts	(94,231)	(8,626)	—	(102,857)

	$(111,683)	$(714,793)	$—	$(826,476)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $33,279,472 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks	Total

Assets
Opening balance, as of December 31, 2019	$69,920	$399,054	$6,552,615	$797,483	$86,562	$7,905,634
Transfers into Level 3(a)	-	1,350,000	45,185	1,281,744	-	2,676,929
Transfers out of Level 3(b)	-	-	(1,310,609)	-	-	(1,310,609)
Accrued discounts/premiums	-	34,236	10,968	1,428	-	46,632
Net realized gain (loss)	-	(661,488)	(63,424)	73,386	-	(651,526)
Net change in unrealized appreciation (depreciation)(c)(d)	53,756	22,187	20,983	(144,180)	(30,758)	(78,012)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks	Total

Purchases	$21,061	$798,897	$37	$1,355	$-	$821,350
Sales	(83,381)	(94,547)	(5,212,079)	(1,046,791)	(55,804)	(6,492,602)

Closing balance, as of December 31, 2020	$61,356	$1,848,339	$43,676	$964,425	$-	$2,917,796

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(d)	$40,295	$22,187	$(1,060)	$(144,180)	$-	$(82,758)

(a)

As of December 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 03/15/21(a)	$34	$—
Sterling Coofs Trust(a)
Series 2004-1, Class A, 2.36%, 04/15/29	936	9,358
Series 2004-2, Class Note, 2.08%, 03/30/30(b)	683	6,827

Total Asset-Backed Securities — 0.0% (Cost: $191,741)		16,185

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.6%
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR + 16.62%), 16.35%, 08/25/23(c)	15	15,333
Seasoned Credit Risk Transfer Trust
Series 2018-2, Class MA, 3.50%, 11/25/57	1,140	1,232,408
Series 2018-4, Class MA, 3.50%, 03/25/58	5,749	6,238,917
Series 2019-1, Class MA, 3.50%, 07/25/58	1,848	2,008,249
Series 2019-2, Class MA, 3.50%, 08/25/58	683	743,919

		10,238,826

Commercial Mortgage-Backed Securities — 0.8%
CSAIL Commercial Mortgage Trust(c)
Series 2018-C14, Class XA, 0.56%, 11/15/51	2,384	82,872
Series 2019-C16, Class XA, 1.57%, 06/15/52	6,459	676,361
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 1.09%, 06/15/35(b)(c)	288	283,815
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(b)	1,717	1,835,660
Wells Fargo Commercial Mortgage Trust, Series 2018- C44, Class XA, 0.75%, 05/15/51(c)	5,036	221,140

		3,099,848

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	210	42,155
IndyMac INDX Mortgage Loan Trust, Series 2006- AR33, Class 4AX, 0.17%, 01/25/37	27,115	271
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(c)	11,280	11

		42,437

Mortgage-Backed Securities(c) — 0.7%
FRESB Mortgage Trust
Series 2019-SB60, Class A10F, 3.31%, 01/25/29	1,473	1,577,279
Series 2019-SB61, Class A10F, 3.17%, 01/25/29	1,133	1,221,541

		2,798,820

Principal Only Collateralized Mortgage Obligations(d) — 0.1%
CHL Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23	12	10,925

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations (continued)
Residential Asset Securitization Trust, Series 2005- A15, Class 1A8, 0.00%, 02/25/36	$158		$128,114
Washington Mutual Alternative Mortgage Pass- Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35	72		51,368

			190,407

Total Non-Agency Mortgage-Backed Securities — 4.2% (Cost: $15,292,543)			16,370,338

U.S. Government Sponsored Agency Securities

Agency Obligations — 3.0%
Federal Housing Administration, USGI Projects, Series 99, 7.43%, 06/01/21 -10/01/23(a)	307		311,748
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(d)	13,000		11,550,611

			11,862,359

Collateralized Mortgage Obligations — 71.1%
Ginnie Mae Mortgage-Backed Securities
Series 2011-80, Class PB, 4.00%, 10/20/39	219		218,660
Series 2011-88, Class PY, 4.00%, 06/20/41	14,131		15,521,913
Series 2012-16, Class HJ, 4.00%, 09/20/40	9,334		10,181,571
Series 2015-96, Class ZM, 4.00%, 07/20/45	7,793		8,919,519
Series 2018-91, Class ZL, 4.00%, 07/20/48	5,661		6,539,543
Uniform Mortgage-Backed Securities
Series 0040, Class K, 6.50%, 08/17/24	26		27,455
Series 1160, Class F, (1 mo. LIBOR US + 40.16%), 39.49%, 10/15/21(c)	—	(e)	460
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(c)	25		27,507
Series 2003-135, Class PB, 6.00%, 01/25/34	1,155		1,180,851
Series 2004-31, Class ZG, 7.50%, 05/25/34	3,385		4,189,188
Series 2004-84, Class SD, (1 mo. LIBOR US + 12.75%), 12.50%, 04/25/34(c)	1,645		1,871,344
Series 2005-73, Class DS, (1 mo. LIBOR US + 17.55%), 17.17%, 08/25/35(c)	95		125,055
Series 2010-134, Class DB, 4.50%, 12/25/40	7,000		8,270,738
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,550,432
Series 2010-47, Class JB, 5.00%, 05/25/30	4,400		4,933,008
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		16,878,923
Series 2011-8, Class ZA, 4.00%, 02/25/41	8,719		9,442,225
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		49,911,295
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		2,015,006
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000		8,245,950
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,792,223
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 7.06%, 05/25/48(c)	9,203		10,450,332
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		2,380,964
Series 2218, Class Z, 8.50%, 03/15/30	829		977,338
Series 2542, Class UC, 6.00%, 12/15/22	274		280,955
Series 2731, Class ZA, 4.50%, 01/15/34	2,784		3,111,408
Series 2927, Class BZ, 5.50%, 02/15/35	3,164		3,588,564
Series 3688, Class PB, 4.50%, 08/15/32	468		469,185
Series 3745, Class ZA, 4.00%, 10/15/40	1,306		1,482,293
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,380,942
Series 3780, Class ZA, 4.00%, 12/15/40	2,950		3,355,501
Series 3856, Class PB, 5.00%, 05/15/41	10,000		11,548,296

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 3960, Class PL, 4.00%, 11/15/41	$2,859	$3,369,596
Series 3963, Class JB, 4.50%, 11/15/41	800	911,582
Series 4016, Class BX, 4.00%, 09/15/41	15,408	18,148,125
Series 4269, Class PM, 4.00%, 08/15/41	8,884	10,753,641
Series 4299, Class JY, 4.00%, 01/15/44	1,000	1,190,699
Series 4316, Class VB, 4.50%, 03/15/34	10,787	11,506,695
Series 4384, Class LB, 3.50%, 08/15/43	5,100	5,580,779
Series 4471, Class JB, 3.50%, 09/15/43	3,932	4,293,064
Series 4615, Class LB, 4.50%, 09/15/41	8,000	9,766,182
Series 4748, Class BM, 3.50%, 11/15/47	3,351	3,984,539
Series 4774, Class L, 4.50%, 03/15/48	10,000	11,258,590
Series 4830, Class AV, 4.00%, 10/15/33	1,069	1,247,203
Series 4880, Class LG, 3.50%, 05/15/49	2,196	2,495,126

		280,374,465

Interest Only Collateralized Mortgage Obligations — 10.9%
Ginnie Mae Mortgage-Backed Securities(c)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.32%, 12/16/39	585	101,881
Series 2011-52, Class MJ, (1 mo. LIBOR US + 6.65%), 6.50%, 04/20/41	4,698	707,790
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.52%, 04/16/41	5,664	1,192,232
Series 2012-97, Class JS, (1 mo. LIBOR US + 6.25%), 6.10%, 08/16/42	8,968	1,206,715
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 6.05%, 07/20/47	17,927	3,614,521
Uniform Mortgage-Backed Securities
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(c)	15	149
Series 1997-90, Class M, 6.00%, 01/25/28	366	22,070
Series 1999-W4, Class IO, 6.50%, 12/25/28	59	4,113
Series 2006-36, Class PS, (1 mo. LIBOR US + 6.60%), 6.45%, 05/25/36(c)	3,531	795,199
Series 2011-134, Class ST, (1 mo. LIBOR US + 6.00%), 5.85%, 12/25/41(c)	23,010	4,902,866
Series 2012-96, Class DI, 4.00%, 02/25/27	765	15,903
Series 2013-10, Class PI, 3.00%, 02/25/43	6,013	472,352
Series 2013-45, Class EI, 4.00%, 04/25/43	2,530	205,854
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 6.10%, 09/25/45(c)	19,618	3,851,643
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 6.00%, 09/25/47(c)	30,695	6,976,725
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 5.90%, 06/25/49(c)	15,256	3,435,553
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 5.95%, 07/25/49(c)	5,035	976,902
Series 2020-12, Class JI, 4.50%, 03/25/50	14,013	2,471,257
Series 3744, Class PI, 4.00%, 06/15/39	3,251	184,220
Series 3796, Class WS, (1 mo. LIBOR US + 6.55%), 6.39%, 02/15/40(c)	1,875	149,390
Series 3923, Class SD, (1 mo. LIBOR US + 6.00%), 5.84%, 09/15/41(c)	29,360	6,011,476
Series 3954, Class SL, (1 mo. LIBOR US + 6.00%), 5.84%, 11/15/41(c)	17,312	3,707,242
Series 4026, Class IO, 4.50%, 04/15/32	1,100	108,701

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 5.99%, 10/15/42(c)	$431		$74,948
Series 4706, Class IG, 4.00%, 07/15/47	17,539		1,820,001
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(c)	6		44

			43,009,747

Mortgage-Backed Securities — 62.8%
Freddie Mac Structured Pass-Through Certificates, Series T-11, Class A9, 0.12%, 01/25/28(c)	274		281,696
Ginnie Mae Mortgage-Backed Securities
9.00%, 02/15/21 - 09/15/21	—	(e)	45
8.00%, 10/15/22 - 08/15/27	15		14,684
7.50%, 02/15/23 - 11/15/23	18		20,661
5.00%, 10/20/39(f)	1,823		2,083,255
Series 2013-63, Class IO, 0.77%, 09/16/51(c)	7,493		225,162
Series 2014-169, Class IO, 0.76%, 10/16/56(c)	26,111		931,598
Series 2016-113, Class IO, 1.15%, 02/16/58(c)	7,222		514,720
Series 2017-64, Class IO, 0.75%, 11/16/57(c)	1,129		64,027
Uniform Mortgage-Backed Securities
4.00%, 01/14/21 -02/01/56(f)	87,110		96,517,772
4.50%, 01/14/21 - 04/01/41(f)	32,966		36,908,418
5.00%, 01/14/21 - 01/14/51(f)(g)	24,509		28,009,377
5.50%, 01/14/21 - 01/01/39(f)	13,787		16,148,857
6.50%, 01/14/21 - 10/01/39(f)	2,201		2,598,092
7.50%, 02/01/22	—	(e)	2
2.50%, 01/16/36(g)	180		187,735
2.00%, 01/14/51 - 02/12/51(g)	50,000		51,804,308
3.00%, 01/14/51(g)	4,600		4,819,578
3.50%, 01/14/51 - 02/12/51(g)	6,164		6,519,154

			247,649,141

Principal Only Collateralized Mortgage Obligations(d) —0.1%
Freddie Mac Mortgage-Backed Securities, Series 1691, Class B, 0.00%, 03/15/24	74		72,680
Uniform Mortgage-Backed Securities
Series 1418, Class M, 0.00%, 11/15/22	3		3,163
Series 1571, Class G, 0.00%, 08/15/23	26		26,377
Series 1993-51, Class E, 0.00%, 02/25/23	3		3,120
Series 1993-70, Class A, 0.00%, 05/25/23	1		646
Series 1999-W4, Class PO, 0.00%, 02/25/29	27		26,257
Series 2002-13, Class PR, 0.00%, 03/25/32	42		40,001
Series 203, Class 1, 0.00%, 02/25/23	1		941
Series 228, Class 1, 0.00%, 06/25/23	—	(e)	570
Series G93-2, Class KB, 0.00%, 01/25/23	9		8,663

			182,418

Total U.S. Government Sponsored Agency Securities — 147.9% (Cost: $553,890,992)			583,078,130

Total Long-Term Investments — 152.1% (Cost: $569,375,276)			599,464,653

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Borrowed Bond Agreements(h) — 0.3%
Credit Suisse AG, 0.04%, open(i) (Purchased on 11/25/20 to be repurchased at $ 1,146,283, Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $ 917,000 and $ 1,136,113, respectively)	$1,146	$1,146,250

	Shares

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(j)(k)	12,695,261	12,695,261

Total Short-Term Securities — 3.5% (Cost: $13,841,511)		13,841,511

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 155.6% (Cost: $ 583,216,787)		613,306,164

	Par (000)

Borrowed Bonds

U.S. Governments Obligations — (0.3)%
U.S. Treasury Bonds, 2.75%, 11/15/42	$(917)	(1,136,113)

Total Borrowed Bonds — (0.3)% (Proceeds: $ (842,347))		(1,136,113)

Security	Par (000)	Value

TBA Sale Commitments

Mortgage-Backed Securities — (7.2)%
Uniform Mortgage-Backed Securities (g)
2.00%, 01/14/51	$(25,000)	$(25,878,418)
3.50%, 01/14/51	(2,500)	(2,642,578)

Total TBA Sale Commitments — (7.2)% (Proceeds: $(28,409,542))		(28,520,996)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 148.1% (Cost: $ 553,964,898)		583,649,055

Liabilities in Excess of Other Assets — (48.1)%		(189,453,603)

Net Assets — 100.0%		$394,195,452

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	Amount is less than 500.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Represents or includes a TBA transaction.
(h)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(i)	The amount to be repurchased assumes the maturity will be the day after period end.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,451,861	$1,243,400	(a)	$—	$—	$—	$12,695,261	12,695,261	$23,010	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements

BNP Paribas S.A.	0.19%	12/10/20	01/14/21	$36,308,921	$36,312,370	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.19	12/10/20	01/14/21	16,080,129	16,081,657	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,638,800	1,638,948	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,381,750	1,381,874	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	3,095,433	3,095,712	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	2,536,756	2,536,985	U.S. Government Sponsored Agency Securities	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements

Cantor Fitzgerald & Company	0.18%	12/10/20	01/14/21	$1,486,146	$1,486,280	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	6,489,298	6,489,882	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	2,987,529	2,987,798	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,865,749	1,865,917	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	6,241,404	6,241,965	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	3,381,419	3,381,723	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	4,494,027	4,494,431	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	12,344,113	12,345,224	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	8,925,406	8,926,210	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,956,101	1,956,277	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,986,280	1,986,458	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	2,198,670	2,198,868	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,787,435	1,787,596	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	2,186,113	2,186,310	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,962,503	1,962,679	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	5,096,693	5,097,152	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	4,440,554	4,440,953	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	7,389,105	7,389,770	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	3,819,235	3,819,579	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	6,379,105	6,379,679	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	7,072,826	7,073,463	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18	12/10/20	01/14/21	1,390,413	1,390,538	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$156,921,913	$156,936,298

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	73	03/22/21	$10,080	$(4,177)

Short Contracts
90-Day Euro-Dollar	7	03/15/21	1,747	(622)
10-Year U.S. Ultra Long Treasury Note	185	03/22/21	28,926	99,919
Long U.S. Treasury Bond	374	03/22/21	64,772	645,760

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Income Trust, Inc. (BKT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts (continued)
5-Year U.S. Treasury Note	87	03/31/21	$10,976	$(24,128)
90-Day Euro-Dollar	7	06/14/21	1,747	(522)
90-Day Euro-Dollar	6	09/13/21	1,497	(383)
90-Day Euro-Dollar	9	12/13/21	2,245	(5,237)
90-Day Euro-Dollar	6	03/14/22	1,497	(383)
90-Day Euro-Dollar	7	06/13/22	1,747	(360)
90-Day Euro-Dollar	7	09/19/22	1,746	(272)

				713,772

				$709,595

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

0.05%	Quarterly	1-Month FEDL, 0.90%	Quarterly	N/A	10/21/22	USD	1,639	$940	$—	$940
3-Month SOFR, 0.08%	Quarterly	0.05%	Quarterly	N/A	10/21/22	USD	1,639	(568)	—	(568)
2.30%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A	08/31/23	USD	14,100	(895,268)	119	(895,387)
2.35%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A	08/31/23	USD	12,100	(784,903)	102	(785,005)
1.41%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A	11/30/23	USD	4,900	(173,017)	45	(173,062)
1.70%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A	11/30/23	USD	1,500	(66,340)	14	(66,354)
0.72%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A	03/13/25	USD	22,270	(398,457)	251	(398,708)
3-Month SOFR, 0.08%	Quarterly	0.17%	Quarterly	N/A	10/21/25	USD	137	(316)	—	(316)
0.18%	Quarterly	1-Month FEDL, 0.90%	Quarterly	N/A	10/21/25	USD	137	406	—	406

								$(2,317,523)	$531	$(2,318,054)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.24%	Quarterly	3.43%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	03/28/21	USD	6,000	$101,082	$(6,827)	$107,909
3-Month LIBOR , 0.24%	Quarterly	5.41%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	1,004,028	—	1,004,028

									$1,105,110	$(6,827)	$1,111,937

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$531	$—	$1,346	$(2,319,400)
OTC Swaps	—	(6,827)	1,111,937	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$745,679	$—	$745,679
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,346	—	1,346
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	1,111,937	—	1,111,937

	$—	$—	$—	$—	$1,858,962	$—	$1,858,962

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$36,084	$—	$36,084
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	2,319,400	—	2,319,400
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	6,827	—	6,827

	$—	$—	$—	$—	$2,362,311	$—	$2,362,311

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(16,126,066)	$—	$(16,126,066)
Swaps	—	—	—	—	234,555	—	234,555

	$—	$—	$—	$—	$(15,891,511)	$—	$(15,891,511)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(921,935)	$—	$(921,935)
Swaps	—	—	—	—	(1,818,766)	—	(1,818,766)

	$—	$—	$—	$—	$(2,740,701)	$—	$(2,740,701)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,707,023
Average notional value of contracts — short	$160,843,100
Interest rate swaps
Average notional value — pays fixed rate	$55,313,807
Average notional value — receives fixed rate	$16,008,807

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$2,896	$178,129
Swaps — centrally cleared	—	14,596
Swaps — OTC(a)	1,111,937	6,827

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,114,833	199,552

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,896)	(192,725)

Total derivative assets and liabilities subject to an MNA	$1,111,937	$6,827

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

JPMorgan Chase Bank N.A	$1,111,937	$(6,827)		$—	$(1,090,000)	$15,110

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

JPMorgan Chase Bank N.A	$6,827	$(6,827)		$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$—	$16,185	$16,185
Non-Agency Mortgage-Backed Securities	—	16,370,338	—	16,370,338
U.S. Government Sponsored Agency Securities	—	582,766,382	311,748	583,078,130
Short-Term Securities
Borrowed Bond Agreements	—	1,146,250	—	1,146,250
Money Market Funds	12,695,261	—	—	12,695,261
Liabilities
Investments
Borrowed Bonds	—	(1,136,113)	—	(1,136,113)
TBA Sale Commitments	—	(28,520,996)	—	(28,520,996)

	$12,695,261	$570,625,861	$327,933	$583,649,055

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$745,679	$1,113,283	$—	$1,858,962

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Interest Rate Contracts	$(36,084)	$(2,319,400)	$—	$(2,355,484)

	$709,595	$(1,206,117)	$—	$(496,522)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $156,936,298 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2020

	BGIO	BKT

ASSETS
Investments at value — unaffiliated(a)	$229,014,817	$600,610,903
Investments at value — affiliated(b)	5,995,724	12,695,261
Cash	52,233	—
Cash pledged:
Collateral — reverse repurchase agreements	—	909,180
Collateral — exchange-traded options written	275,000	—
Collateral — OTC derivatives	1,010,000	—
Futures contracts	271,000	2,097,260
Centrally cleared swaps	—	892,000
Foreign currency at value(c)	1,301,874	—
Receivables:
Investments sold	24,721	155,962
TBA sale commitments	—	28,409,542
Dividends — affiliated	151	1,113
Interest — unaffiliated	2,737,851	2,022,817
Variation margin on futures contracts	30,719	2,896
Unrealized appreciation on:
Forward foreign currency exchange contracts	864	—
OTC swaps	3,191	1,111,937
Prepaid expenses	1,862	3,985

Total assets	240,720,007	648,912,856

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	250,751	—
Collateral — OTC derivatives	—	1,090,000
Borrowed bonds at value(d)	—	1,136,113
Options written at value(e)	28,626	—
TBA sale commitments at value(f)	—	28,520,996
Reverse repurchase agreements at value	33,279,472	156,936,298
Payables:
Investments purchased	752,043	63,889,466
Administration fees	—	50,429
Income dividend distributions	1,107,364	2,194,621
Interest expense	—	1,251
Investment advisory fees	119,710	217,910
Trustees’ and Officer’s fees	454	261,978
Other accrued expenses	141,660	218,790
Variation margin on futures contracts	9,572	178,129
Variation margin on centrally cleared swaps	—	14,596
Swap premiums received	839,987	6,827
Unrealized depreciation on:
Forward foreign currency exchange contracts	597,339	—
OTC swaps	112,883	—

Total liabilities	37,239,861	254,717,404

NET ASSETS	$203,480,146	$394,195,452

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities  (continued)

December 31, 2020

	BGIO	BKT

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$216,009,196	$461,119,770
Accumulated loss	(12,529,050)	(66,924,318)

NET ASSETS	$203,480,146	$394,195,452

Net asset value	$9.19	$6.18

(a) Investments at cost — unaffiliated	$222,815,528	$570,521,526
(b) Investments at cost — affiliated	$5,995,724	$12,695,261
(c) Foreign currency at cost	$1,378,397	$—
(d) Proceeds received from borrowed bonds	$—	$842,347
(e) Premiums received	$97,088	$—
(f) Proceeds from TBA sale commitments	$—	$28,409,542
(g) Shares outstanding	22,147,272	63,797,112
(h) Shares authorized	Unlimited	200 million
(i) Par value	$0.001	$0.010

See notes to financial statements.

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2020

	BGIO	BKT

INVESTMENT INCOME
Dividends — affiliated	$14,863	$23,010
Interest — unaffiliated	12,880,783	23,040,795
Foreign taxes withheld	(20,833)	—

Total investment income	12,874,813	23,063,805

EXPENSES
Investment advisory	1,419,395	2,616,918
Professional	96,954	105,520
Accounting services	48,226	75,138
Custodian	31,462	27,512
Transfer agent	29,240	61,130
Printing and postage	21,111	13,874
Trustees and Officer	12,972	33,186
Registration	8,553	22,299
Administration	—	603,904
Miscellaneous	42,692	48,278

Total expenses excluding interest expense	1,710,605	3,607,759
Interest expense	531,255	1,141,112

Total expenses	2,241,860	4,748,871
Less:
Fees waived and/or reimbursed by the Manager	(3,751)	(6,170)

Total expenses after fees waived and/or reimbursed	2,238,109	4,742,701

Net investment income	10,636,704	18,321,104

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,352,880)	(6,382,059)
Foreign currency transactions	65,632	—
Forward foreign currency exchange contracts	(1,685,042)	—
Futures contracts	(936,251)	(16,126,066)
Options written	88,453	—
Swaps	246,027	234,555

	(8,574,061)	(22,273,570)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(15,848)	25,664,002
Borrowed bonds	—	(155,424)
Foreign currency translations	(58,696)	—
Forward foreign currency exchange contracts	(94,110)	—
Futures contracts	(241,339)	(921,935)
Options written	33,795	—
Swaps	(912,067)	(1,818,766)
Unfunded floating rate loan interests	(4,299)	—

	(1,292,564)	22,767,877

Net realized and unrealized gain (loss)	(9,866,625)	494,307

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$770,079	$18,815,411

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	BGIO		BKT

	Year Ended December 31,		Year Ended December 31,

	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,636,704	$12,592,780	$18,321,104	$16,010,735
Net realized loss	(8,574,061)	(1,868,996)	(22,273,570)	(23,792,572)
Net change in unrealized appreciation (depreciation)	(1,292,564)	20,488,430	22,767,877	37,203,712

Net increase in net assets resulting from operations	770,079	31,212,214	18,815,411	29,421,875

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(11,599,618)	(13,652,939)	(21,525,091)	(18,834,138)
Return of capital	(1,686,651)	—	(4,810,355)	(7,501,308)

Decrease in net assets resulting from distributions to shareholders	(13,286,269)	(13,652,939)	(26,335,446)	(26,335,446)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	87,698	76,934	—	—

NET ASSETS
Total increase (decrease) in net assets	(12,428,492)	17,636,209	(7,520,035)	3,086,429
Beginning of year	215,908,638	198,272,429	401,715,487	398,629,058

End of year	$203,480,146	$215,908,638	$394,195,452	$401,715,487

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2020

	BGIO	BKT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$770,079	$18,815,411
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	83,375,968	406,386,283
Purchases of long-term investments	(51,173,868)	(368,048,680)
Net purchases of short-term securities	(4,804,895)	(1,431,385)
Amortization of premium and accretion of discount on investments and other fees	132,361	9,673,872
Premiums received from options written	141,494	—
Net realized loss on investments and options written	6,264,427	6,382,158
Net unrealized (appreciation) depreciation on investments, options written, swaps, borrowed bonds, foreign currency translations and unfunded floating rate loan interests	992,529	(25,321,128)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	1,626	17,405
Interest — unaffiliated	588,517	78,747
Variation margin on futures contracts	21,989	200,437
Variation margin on centrally cleared swaps	—	18,574
Prepaid expenses	(244)	(873)
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	250,751	—
Collateral — OTC derivatives	—	(250,000)
Payables
Administration fees	—	(51,197)
Interest expense	(643,833)	(188,416)
Investment advisory fees	(151,218)	(221,721)
Trustees’ and Officer’s fees	178	922
Other accrued expenses	(52,631)	(94,215)
Variation margin on futures contracts	9,572	177,762
Variation margin on centrally cleared swaps	—	14,596
Swap premiums received	(4,396)	(29,562)

Net cash provided by operating activities	35,718,406	46,128,990

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(13,573,262)	(26,335,446)
Net borrowing of reverse repurchase agreements	(21,031,071)	(18,532,364)

Net cash used for financing activities	(34,604,333)	(44,867,810)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(76,695)	—

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	1,037,378	1,261,180
Restricted and unrestricted cash and foreign currency at beginning of year	1,872,729	2,637,260

Restricted and unrestricted cash and foreign currency at end of year	$2,910,107	$3,898,440

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,175,088	$1,329,528

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$87,698	$—

F I N A N C I A L S T A T E M E N T S	43

Statements of Cash Flows  (continued)

Year Ended December 31, 2020

	BGIO	BKT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$52,233	$—
Cash pledged
Collateral — reverse repurchase agreements	—	909,180
Collateral — exchange-traded options written	275,000	—
Collateral — OTC derivatives	1,010,000	—
Futures contracts	271,000	2,097,260
Centrally cleared swaps	—	892,000
Foreign currency at value	1,301,874	—

	$2,910,107	$3,898,440

See notes to financial statements.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BGIO
					Period from
	Year Ended December 31,				02/27/17(a)
	2020	2019	2018		to 12/31/17

Net asset value, beginning of period	$9.75	$8.96	$9.99		$9.85	(b)

Net investment income(c)	0.48	0.57	0.62		0.50
Net realized and unrealized gain (loss)	(0.44)	0.84	(1.05)		0.18

Net increase (decrease) from investment operations	0.04	1.41	(0.43)		0.68

Distributions(d)
From net investment income	(0.52)	(0.62)	(0.60)		(0.51)
From net realized gain	—	—	—		(0.01)
Return of capital	(0.08)	—	—		—

Total distributions	(0.60)	(0.62)	(0.60)		(0.52)

Capital contributions	—	—	—		(0.02)

Net asset value, end of period	$9.19	$9.75	$8.96		$9.99

Market price, end of period	$9.04	$9.86	$8.32		$9.80

Total Return(e)
Based on net asset value	1.07%	16.11%	(4.11	)%(f)	6.87	%(g)

Based on market price	(1.69)%	26.46%	(9.24)%		3.26	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.15%	1.70%	1.66%		1.60	%(i)(j)

Total expenses after fees waived and/or reimbursed	1.15%	1.70%	1.65%		1.59	%(i)(j)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.88%	0.91%	0.93%		0.93	%(i)(j)

Net investment income	5.45%	5.94%	6.52	%(i)	5.99	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$203,480	$215,909	$198,272		$220,991

Borrowings outstanding, end of period (000)	$33,279	$54,954	$50,976		$100,982

Portfolio turnover rate(k)	21%	41%	83%		125%

(a)	Commencement of operations.
(b)	Net asset value, beginning of period, reflects a reduction of $0.15 per share sales charge from the initial offering price of $10.00 per share.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

				Period from
	Year Ended December 31,			02/27/17(a)
	2020	2019	2018	to 12/31/17
Investments in underlying funds	—%	—%	—%	0.03%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios and net investment income ratio. If these expenses were annualized the total expenses, total expenses after fees waived and/or reimbursed, total expenses after fees waived and/or reimbursed and excluding interest expense and net investment income would have been 1.61%, 1.60%, 0.94% and 5.99%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

				Period from
	Year Ended December 31,			02/27/17(a)
	2020	2019	2018	to 12/31/17
Portfolio turnover rate (excluding MDRs)	21%	41%	78%	93%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKT
				Period from
	Year Ended			09/01/18		Year Ended August 31,
	12/31/20		12/31/19	to 12/31/18		2018	2017	2016

Net asset value, beginning of period	$6.30		$6.25	$6.31		$6.74	$6.96	$7.08

Net investment income(a)	0.29		0.25	0.08		0.24	0.25	0.28
Net realized and unrealized gain (loss)	(0.00	)(b)	0.21	0.03		(0.34)	(0.15)	(0.05)

Net increase (decrease) from investment operations	0.29		0.46	0.11		(0.10)	0.10	0.23

Distributions(c)
From net investment income	(0.33)		(0.29)	(0.13)		(0.30)	(0.32)	(0.35)
Return of capital	(0.08)		(0.12)	(0.04)		(0.03)	—	—

Total distributions	(0.41)		(0.41)	(0.17)		(0.33)	(0.32)	(0.35)

Net asset value, end of period	$6.18		$6.30	$6.25		$6.31	$6.74	$6.96

Market price, end of period	$6.07		$6.05	$5.64		$5.77	$6.31	$6.60

Total Return(d)
Based on net asset value	4.92%		7.91%	2.06	%(e)	(1.14)%	1.82%	3.64%

Based on market price	7.31%		14.83%	0.72	%(e)	(3.44)%	0.53%	10.44%

Ratios to Average Net Assets(f)
Total expenses	1.18%		2.06%	2.08	%(g)(h)	1.79%	1.29%	1.08%

Total expenses after fees waived and/or reimbursed	1.18%		2.06%	2.08	%(g)	1.79%	1.28%	1.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.89%		0.94%	0.99	%(g)	1.04%	0.90%	0.89%

Net investment income	4.55%		3.95%	4.04	%(g)	3.72%	3.63%	4.01%

Supplemental Data
Net assets, end of period (000)	$394,195		$401,715	$398,629		$402,763	$430,830	$444,882

Borrowings outstanding, end of period (000)	$156,936		$175,655	$186,799		$186,441	$185,769	$152,859

Portfolio turnover rate(i)	69%		255%	95%		373%	346%	141%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

			Period from
	Year Ended		09/01/18	Year Ended August 31,
	12/31/20	12/31/19	to 12/31/18	2018	2017	2016
Investments in underlying funds	—%	—%	—%	0.01%	0.01%	—%

(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

			Period from
	Year Ended		09/01/18	Year Ended August 31,
	12/31/20	12/31/19	to 12/31/18	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	31%	136%	45%	181%	161%	63%

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock 2022 Global Income Opportunity Trust	BGIO	Delaware	Diversified*
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors of BKT and Board of Trustees of BGIO are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For BGIO, distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Distributions paid by BKT are recorded on the ex-dividend date. Subject to BKT’s managed distribution plan, BKT intends to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

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Notes to Financial Statements   (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in

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Notes to Financial Statements   (continued)

determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening

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Notes to Financial Statements   (continued)

the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate

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Notes to Financial Statements   (continued)

offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund

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Notes to Financial Statements   (continued)

remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Daily Weighted Average Interest Rate
BGIO	$41,405,815	1.28%
BKT	183,727,110	0.61

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed .

As of period end, the following table is a summary of BGIO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase	Fair Value of Non-Cash Collateral Pledged Including		Cash Collateral
Trust Name/Counterparty	Agreements	Accrued Interest	(a)	Pledged/Received	Net Amount
BGIO
Barclays Capital, Inc.	$(7,911,488)	$7,911,488		$—	$—
BNP Paribas S.A.	(10,981,832)	10,981,832		—	—
Credit Suisse Securities (USA) LLC	(297,919)	297,919		—	—
Goldman Sachs & Co.	(302,837)	302,837		—	—
RBC Capital Markets LLC	(13,785,396)	13,785,396		—	—

	$(33,279,472)	$33,279,472		$—	$—

(a)

Collateral with a value of $40,404,881 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT

Counterparty	Borrowed Bonds		Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued		Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/ from
	Agreements	(a)		Interest (b)				Interest	(c)			Counterparty	(d)
BNP Paribas S.A.	$—		$(52,394,027)	$—	$(52,394,027)	$—	$—	$51,484,847		$909,180	$52,394,027	$—
Cantor Fitzgerald & Company	—		(104,542,271)	—	(104,542,271)	—	—	104,542,271		—	104,542,271	—
Credit Suisse AG	1,146,250		—	(1,137,364)	8,886	—	—	—		—	—	8,886

	$1,146,250		$(156,936,298)	$(1,137,364)	$(156,927,412)	$—	$—	$156,027,118		$909,180	$156,936,298	$8,886

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

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Notes to Financial Statements   (continued)

(b)	Includes accrued interest on borrowed bonds in the amount of $1,251 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $162,700,562 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements   (continued)

the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically

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Notes to Financial Statements   (continued)

permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BGIO pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

With respect to the BGIO, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. With respect to BKT, effective March 2, 2020, the Manager entered into a sub-advisory agreement with BIL, an affiliate of the Manager. The Manager pays BIL and, with respect to BGIO, BRS for services they provide for that portion of each Trust for which BIL and, with respect to BGIO, BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Trust Name	Amounts Waived

BGIO	$3,751
BKT	6,170

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BGIO	$92,038	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

Trust Name	Purchases	Sales

BGIO	$48,877,633	$82,654,164
BKT	402,422,074	433,303,504

For the year ended December 31, 2020, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales

BKT	$218,433,366	$218,678,262

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

	Periods	BGIO	BKT

Ordinary income	12/31/20	$11,599,618	$21,525,091
	12/31/19	13,652,939	18,834,138
Return of capital	12/31/20	1,686,651	4,810,355
	12/31/19	—	7,501,308

Total	12/31/20	$13,286,269	$26,335,446

	12/31/19	$13,652,939	$26,335,446

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BGIO	BKT

Non-expiring capital loss carryforwards(a)	$(15,562,507)	$(92,959,362)
Net unrealized gains(b)	3,732,364	26,035,044
Qualified late-year losses(c)	(698,907)	—

	$(12,529,050)	$(66,924,318)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accrual of income on securities in default, dividends recognized for tax purposes, amortization methods for premiums and discounts on fixed income securities, the classification of investments, the accounting for swap agreements, the deferral of compensation to trustees and the timing of distributions.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	BGIO	BKT

Tax cost	$228,936,464	$583,216,787

Gross unrealized appreciation	$14,576,449	$44,808,587
Gross unrealized depreciation	(8,551,908)	(16,318,199)

Net unrealized appreciation (depreciation)	$6,024,541	$28,490,388

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may

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also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

BGIO will terminate on or about February 28, 2022. BGIO is not a target term fund and thus does not seek to return its initial public offering price of $10.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $10.00 per common share.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Investment Objective Risk: There is no assurance that BGIO will achieve its investment objective. A variety of circumstances may make it extremely difficult for BGIO to achieve its investment objective. Such circumstances include, but may not be limited to, the existence of an inverted yield curve, a rapid and significant increase in interest rates, a significant decrease in issuer credit quality generally and/or increased defaults, increased volatility in currency markets and/or in currency exchange rates and negative economic, market, political and/or social developments impacting emerging markets. Additionally, the limited term of BGIO may increase the risk that BGIO may not meet its investment objective. A limited term limits the period during which BGIO can generate returns and increases the potential impact that a disruptive market event or one or more of the conditions outlined above could have on BGIO’s annualized returns.

Valuation Risk: The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements   (continued)

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

BGIO is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Year Ended 12/31/20	Year Ended 12/31/19

BGIO
Shares issued from dividend reinvestment	10,527	7,866
BKT
Shares issued from dividend reinvestment	—	—

BKT participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, BKT may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that BKT will purchase shares in any particular amounts.

On September 28, 2020, BKT announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, BKT may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that BKT will purchase shares in any particular amounts. For the year ended December 31, 2020, BKT did not repurchase any shares.

As of December 31, 2020, BlackRock HoldCo 2, Inc., an affiliate of the Trusts, owned 17,919 Shares of BGIO.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Dividend Per Common Share
Trust Name	Paid	(a)	Declared	(b)
BGIO	$0.050000		$0.050000
BKT	0.034400		0.034400

(a)	Net investment income dividend paid on January 11, 2021 to Common Shareholders of record on December 31, 2020.
(b)	Net investment income dividend declared on February 1, 2021, payable to Common Shareholders of record on February 16, 2021.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock 2022 Global Income Opportunity Trust and BlackRock Income Trust, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock 2022 Global Income Opportunity Trust and BlackRock Income Trust, Inc. (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock 2022 Global Income Opportunity Trust	For the three years in the period ended December 31, 2020, and the period from February 27, 2017 (commencement of operations) through December 31, 2017
BlackRock Income Trust, Inc	For the two years in the period ended December 31, 2020, the period from September 1, 2018 through December 31, 2018 and for each of the three years in the period ended August 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Trust Name	Dividends-Received Deduction

BGIO	1.24%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Trust Name	Qualified Dividend Income

BGIO	$490,566

For the fiscal year ended December 31, 2020, the Trusts hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Trust Name	Interest-Related Dividends

BGIO	$5,397,074
BKT	21,270,135

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective February 23, 2020, BGIO’s classification changed from non-diversified to diversified.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Income Trust, Inc. (BKT)

The Trust’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States government securities having the same maturity as the weighted average maturity of the Trust’s investments. The Trust’s portfolio is expected to consist primarily of mortgage-backed securities and, to a lesser extent, asset-backed securities.

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (ii) those issued by private issuers that are collateralized by securities issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (iii) those issued by private issuers and collateralized by securities without a government guarantee but usually with some form of private credit enhancement.

The Trust will invest at least 65% of its assets in mortgage-backed securities. The balance of the Trust’s assets generally will be invested in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Trust may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligations and asset-backed security residual interests and stripped mortgage-backed securities. In addition, for hedging purposes, the Trust may utilize a portion of its assets for certain options, futures, interest rate swaps and related transactions. For purposes of enhancing liquidity and/or preserving capital, the Trust may invest without limit in securities issued by the United States government and its agencies and instrumentalities, or repurchase agreements collateralized by such securities, certificates of deposit, time deposits or bankers’ acceptances of similar quality.

At least 80% of the Trust’s assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service (“Moody’s”). Securities issued or guaranteed by the United States government or its agencies or instrumentalities are generally considered to be of the same or higher quality than privately issued securities rated AAA or Aaa. No more than 20% of the Trust’s assets will be invested in other securities, all of which will have been determined by BlackRock Advisors, LLC (the “Manager”) to be of comparable credit quality.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Trust purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Trust purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Trust may also invest in derivative securities such as stripped mortgage-backed securities or residual interests, which generally are more sensitive to changes in prepayment and interest rates. The Manager will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. The same factors apply to prepayments on asset-backed securities but the predominant factor in a particular case may be different than in the case of mortgage-backed securities. Accordingly, amounts available for reinvestment by the Trust are likely to be greater during a period of declining interest rates than during a period of rising interest rates.

The Trust’s yield will also be affected by the interest rates on instruments in which the Trust is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Trust at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Leverage: The Trust may borrow from time to time, at the Manager’s discretion, for purposes of investment leverage when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Manager’s opinion, unusual market conditions otherwise make it advantageous for the Trust to increase its investment capacity.

The Trust may also borrow for emergency purposes, for the payment of dividends or for the clearance of transactions.

The Trust may enter into reverse repurchase agreements.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	61

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

BlackRock 2022 Global Income Opportunity Trust (BGIO)

The Trust’s investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value (“NAV”) of the Trust’s common shares, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. Because the total return of the Trust described in the Trust’s investment objective is calculated based on NAV, it is measured after expenses.

There can be no assurances that the Trust’s investment objective will be achieved or that the Trust’s investment program will be successful. A variety of circumstances may make it extremely difficult or impossible for the Trust to achieve its investment objective. Such circumstances include, but may not be limited to, the following:

•	The existence of an inverted yield curve.

•	A rapid and significant increase in interest rates.

•	A significant decrease in issuer credit quality generally and/or increased defaults.

•	Increased volatility in currency markets and/or in currency exchange rates.

•	Negative economic, market, political and/or social developments impacting emerging markets.

Because the achievement of the Trust’s investment objective is measured on an annualized basis over the life of the Trust, the Trust’s performance may be more or less than the spread over the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index contained in the Trust’s investment objective during individual annual periods or for any period of time shorter than the life of the Trust. The Trust’s investment objective may be changed by the Board of Trustees without prior shareholder approval.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than three months and more than one month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPs, and coupon issues that have been stripped from bonds included in the index. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is unmanaged and its performance does not reflect the deduction of any fees, expenses or taxes. It is not possible to invest in an index.

The Trust’s investment policies do not contemplate any meaningful amount of investment in securities that comprise the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index under normal market conditions; rather, the Trust uses this index as a proxy for a risk-free rate of return that its investment objective seeks to exceed.

The Trust is not promoted, sponsored or endorsed by, nor in any way affiliated with Bloomberg or Barclays. Neither Bloomberg nor Barclays is responsible for and has not reviewed the Trust, this prospectus or any associated literature or publications and neither Bloomberg nor Barclays makes any representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Bloomberg and Barclays reserve the right, at any time and without notice, to alter, amend, terminate or in any way change the composition of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Neither Bloomberg nor Barclays has any obligation to take the needs of the Trust or its shareholders or any other product or person into consideration in determining, composing or calculating the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index.

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and will allocate a substantial amount (40% or more under normal market conditions) of its total assets in foreign securities, which may be denominated in any currency. Foreign securities may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States or (iv) of issuers doing a substantial amount of business outside the United States. The Trust considers a company to be doing a substantial amount of business outside of the United States if such company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Trust will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). Additionally, up to 60% of the Trust’s total assets may be invested in the securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives. For temporary defensive purposes, the Trust may deviate substantially from the allocations described above.

In implementing its investment strategy, the Trust may invest in a variety of fixed income securities, including bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities; mortgage related securities; asset-backed securities; mortgage-backed securities; sovereign debt; U.S. Government and agency securities; loans and loan participations, including senior secured floating rate and fixed rate loans or debt and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products; municipal securities and derivative instruments with exposure to such securities; and structured instruments. Such fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio.

The Trust may invest any amount of its assets in securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investors Service (“Moody’s), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or securities that are judged to be of comparable quality by Blackrock Advisors, LLC Advisor (the “Manager”) or a Sub-Advisor (as defined below). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.

The Trust may invest up to 20% of its total assets in securities other than fixed income securities, including equity securities. In this regard, the Manager and BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and together with BRIL, the “Sub-Advisors”) have the flexibility to allocate up to 20% of the Trust’s total assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes and sectors may vary significantly over time based on the Manager’s or a Sub-Advisor’s analysis and judgment.

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for Hedging Purposes without limit; however, the Trust will limit its use of Strategic Transactions for Investment Purposes to no more than 25% of its Managed Assets. Solely for purposes of this investment policy, (a) “Hedging Purposes” means the use of a Strategic Transaction for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities, and (b) “Investment Purposes” means the use of a Strategic Transaction to enhance income or gain. The forgoing limit on the Trust’s use of Strategic Transactions for Investment Purposes will not apply during the six months preceding February 28, 2022 (the “Termination Date”) or following the adoption of a plan of liquidation, whichever is earlier. Additionally, the Trust may, without limit, enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by Securities and Exchange Commission (“SEC”) and/or SEC staff rules, guidance or positions.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust will not invest more than 15% of its total assets in CDOs.

Leverage: The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Trust may enter into “dollar roll” transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust is noted in a parenthetical.

Limited Term Risk (BGIO): In accordance with its Agreement and Declaration of Trust, dated as of November 29, 2016 and as amended from time to time, the Trust will terminate at the close of business on the Termination Date. The Board of Trustees of the Trust (the “Board”) may terminate the Trust, without shareholder approval, prior to the Termination Date; however, the Board does not intend to terminate the Trust earlier than August 31, 2021. The Board may also, without shareholder approval, extend the Termination Date by up to six months to a date on or before August 31, 2022 (which date shall then become the Termination Date). The Trust is not a target term fund and thus does not seek to return its initial public offering price of $10 per common share upon termination. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches its Termination Date, the portfolio composition of the Trust may change, which may cause the Trust’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon termination may be more than, equal to or less than $10 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the Trust’s assets returned to common shareholders upon termination will be impacted by decisions of the Board and Trust management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Termination Date, or any other potential target date for liquidating referenced in this prospectus, and distributed the proceeds thereof to common shareholders.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest rate risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

•

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

•

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

•

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

•

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•

Credit risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Yield and Ratings Risk: The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Trust, a rated security may cease to be rated. The Manager will consider such an event in determining whether the Trust should continue to hold the security.

Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

U.S. Government Mortgage-Related Securities Risk: There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

•	Counterparty risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and illiquidity risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Foreign Securities Risk (BGIO): Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Trust’s investments.

Emerging Markets Risk (BGIO): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	65

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Sovereign Debt Risk (BGIO): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Junk Bonds Risk (BGIO): Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Unrated Securities Risk (BGIO): Because the Trust may purchase securities that are not rated by any rating organization, the Manager or a Sub-Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objective will be more dependent on the Manager’s or a Sub-Advisor’s credit analysis than would be the case when the Trust invests in rated securities.

Risks of Loan Assignments and Participations (BGIO): As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Senior Loans Risk (BGIO): There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Second Lien Loans Risk (BGIO): Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Collateralized Debt Obligations (BGIO): In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Municipal Securities Risks (BGIO): Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General obligation bonds risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue bonds risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private activity bonds risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

•

Moral obligation bonds risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal notes risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal lease obligations risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

•

Tax-exempt status risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Structured Products Risk (BGIO): Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Variable and Floating Rate Instrument Risk (BGIO): Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

Equity Securities Risk (BGIO): Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Investment Companies and ETFs Risk (BGIO): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, or as otherwise limited by the SEC, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. These investment companies and ETFs will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Repurchase Agreements and Purchase and Sale Contracts Risk (BKT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in them, and, if applicable, dollar rolls. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	67

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BGIO and BKT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BGIO and BKT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	69

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a)   The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020, for shareholders of record on May 29, 2020, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Cynthia L. Egan		Michael J. Castellano		Catherine A. Lynch

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BGIO	20,512,032	171,399	20,515,386	168,045	20,512,032	171,399

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Robert Fairbairn, R. Glenn Hubbard, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BKT	46,545,253	8,362,507	47,192,630	7,715,130	47,234,700	7,673,060	47,235,941	7,671,819

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

BGIO’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by BGIO for any particular month may be more or less than the amount of net investment income earned by BGIO during such month. The portion of distributions that exceeds BGIO’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. BGIO’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BKT’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, BKT employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of BKT.

The distributions paid by BKT for any particular month may be more or less than the amount of net investment income earned by BKT during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of BKT and is reported in BKT’s annual report to shareholders. Distributions can be characterized as

A D D I T I O N A L I N F O R M A T I O N	73

Additional Information  (continued)

Dividend Policy (continued)

ordinary income, capital gains and/or return of capital. BKT’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed BKT’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed BKT’s total return performance. When total distributions exceed total return performance for the period, the difference reduces BKT’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing BKT’s expense ratio and reducing the amount of assets BKT has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective October 19, 2020, BKT has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of BKT, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. BKT’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of BKT, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

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Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGIO.

A D D I T I O N A L I N F O R M A T I O N	75

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AMBAC	AMBAC Assurance Corp.

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GOL	General Obligation Ltd.

IO	Interest Only

LIBOR	London Interbank Offered Rate

PIK	Payment-in-Kind

PO	Principal Only

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

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Want to know more?

blackrock.com   |   800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BGIO-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Income Trust, Inc.	$62,016	$62,016	$0	$0	$6,500	$10,050	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-

approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Income Trust, Inc.	$6,500	$10,050

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6	– Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Matthew Kraeger, Managing Director at BlackRock and Ron Sion, Managing Director at BlackRock. Messrs. Kraeger and Sion are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Kraeger and Sion have been members of the Fund’s portfolio management team since 2016.

Portfolio Manager	Biography
Matthew Kraeger	Managing Director of BlackRock since 2015; Director of BlackRock since 2015; Director of BlackRock since 2009.
Ron Sion	Managing Director of BlackRock since 2011; Director of BlackRock since 2007.

(a)(2) As of December 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew Kraeger	6	9	20	0	0	4
	$3.15 Billion	$2.89 Billion	$18.29 Billion	$0	$0	$3.51 Billion
Ron Sion	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Kraeger and Sion may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kraeger and Sion may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Matthew Kraeger	A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Ron Sion	FTSE Mortgage Index

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Matthew Kraeger	$50,001 - $100,000
Ron Sion	$500,001 - $1,000,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: March 5, 2021